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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2015 through May 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Semiannual Report | May 31, 2016
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHD

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          42

Financial Highlights                                                          46

Notes to Financial Statements                                                 48

Trustees, Officers and Service Providers                                      62

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 1

President's Letter

Dear Shareowner,

The first half of 2016 has featured some remarkable twists and turns in the global economy. The year began on shaky footing as surging market volatility brought about by fears of weaker global economic growth as well as falling oil prices depressed returns for investors. In the US, both equity and fixed-income markets declined significantly through the first six weeks of the year, only to recover the losses by the end of the first quarter when market sentiment shifted, due in part to accommodative monetary policies from the world's central banks.

Midway through the first quarter, for example, the US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The markets responded with a solid rally. By the end of May, in fact, US equities, as measured by the Standard & Poor's 500 Index, had generated a solid year-to-date (YTD) return of 3.55%, and the YTD return (as of 5/31/16) of the Barclays Aggregate Bond Index, a common measure of the US fixed-income market, was 3.45%.

As markets began to settle down, the Brexit vote - the vote confirming that the United Kingdom (UK) would exit the European Union (EU) - surprised many, and the rollercoaster ride began once again. The market sold off sharply in the first few days after the vote, then rallied as investors sought bargains created by the initial post-Brexit sell-off, and as more, less ominous information about the implications of the Brexit results came to light.

From a macroeconomic perspective, Pioneer believes the negative economic impact of Brexit on the US should be more limited compared with its effects on the UK and Europe. However, we expect reduced global demand due to a higher level of uncertainty and risk aversion among investors. While the spillover effects on the US economy are unclear, we think it possible that, in the event of a significant negative economic impact, the Fed might consider other monetary policy options. Globally, we believe that central banks are ready to act and that their initial focus will be to stabilize the markets and provide liquidity, if needed.

While the Brexit vote is now official, the expectation is that the actual process of separating the UK from the EU could take at least two years. Only in the next several months may we begin to see signs of what path Europe will follow as it adapts to the reality of an EU without one of its most prominent members. Over the medium-term, however, we believe uncertainties over the future of Europe and central banks' reactions will likely dominate financial markets, and we believe the news flow surrounding Brexit will continue to weigh on riskier assets. Competing for headlines, too, is the current financial condition of many European banks. Ultimately, we think that the political and monetary policy responses will be the major variables when it comes to managing an orderly

2 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

Brexit. In addition, as the second half of 2016 gets underway, we continue to see central bank policies as generally supportive of the US economy -- for which we maintain an expectation of modest growth this year.

Aside from the Brexit-caused uncertainties, economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
May 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 3

Portfolio Management Discussion | 5/31/16

Floating-rate bank loan investments rallied over the latter half of the six-month period ended May 31, 2016, which resulted in the asset class producing healthy, positive returns for the full six months. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the six-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q    How did the Trust perform during the six-month period ended May 31, 2016?

A Pioneer Floating Rate Trust returned 3.60% at net asset value and 6.59% at market price during the six-month period ended May 31, 2016, while the Trust's benchmark, the Barclays US High Yield Loans Index (the Barclays Index), returned 3.81% at net asset value. Unlike the Trust, the Barclays Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same six-month period, the average return (at market price) of the 22 closed end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged) was 7.60%.

     The shares of the Trust were selling at a 9.41% discount to net asset value on May 31, 2016.

     The Trust's standard, 30-day SEC yield was 5.37% at the end of the six-month period on May 31, 2016*.

Q How would you describe the investment environment for bank loans during the six-month period ended May 31, 2016?

A It was a difficult market for floating-rate bank loans - as well as for credit-sensitive investments in general - over the first half of the six-month period. The challenging environment that predominated for most of 2015 persisted, an environment in which credit-sensitive investments had fallen into disfavor amid growing investor worries about the health of the world economy. Several factors drove the downturn in the prices of credit-sensitive securities, including falling prices of oil and other basic commodities, evidence of slowing economic growth in China, and a resurgent debt crisis in Greece that raised concerns about the prospects for the wider European economy.

     Given that backdrop, floating-rate loans, as measured by the Barclays Index, posted negative total returns over the first half of the six-month period (from December 2015 through February 2016). In March, however, loan

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 prices bounced back sharply as oil prices stabilized and began to rise, with the recovery continuing over the following two months. News that the Chinese government's fiscal policies were becoming more accommodative in the hopes of spurring economic growth also buoyed the loan market, as did the more dovish stance adopted by the US Federal Reserve System (the Fed) - at least for the short term - with regard to further tightening of domestic monetary policy. The Fed began its tightening cycle by raising the Federal funds rate by 0.25% in December of 2015, but then indicated a more cautious approach as the global economy and the capital markets got off to a rocky start in early 2016.

     After losing ground in the first half of the period, the Trust's benchmark, the Barclays Index, generated a 6.12% return over the final three months, and finished the six months with a return of 3.81%.

Q Which of your investment decisions had the biggest effects on the Trust's benchmark-relative performance during the six-month period ended May 31, 2016?

A Consistent with our traditional approach of favoring a somewhat higher-quality portfolio in comparison with the makeup of the Barclays Index, the Trust's return at net asset value outperformed the benchmark during the market decline from December through February, but slightly lagged the benchmark's return during the rally in the second half of the period. Over the first five months of 2016, single B-rated loans in the Barclays Index have returned almost 1.25% more than those rated BB, while credits rated CCC have returned roughly 6.25% more than BBs. These figures underscore how lower-quality "risk-on" assets have outperformed the rest of the loan market of late, a factor that detracted from the Trust's benchmark-relative performance in the second half of the six-month period.

     The biggest positive contributors to the Trust's absolute performance during the period were holdings in consumer cyclicals and consumer non-cyclicals. On the other hand, holdings in the insurance and energy sectors detracted from the Trust's returns. Energy loans benefited from increases in oil prices only toward the end of the period, thus limiting the positive offset to energy's poor performance earlier in the period.

     In comparison with the Barclays Index, the Trust's modest overweights to the industrials and basic industries sectors, and a moderate overweight to capital goods made the largest positive contributions to benchmark-relative performance during the six-month period. Security selection drove the Trust's better benchmark-relative performance in the industrials and basic industries sectors, while sector allocation/weighting drove stronger relative performance in capital goods.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 5

     The biggest detractors from the Trust's benchmark-relative performance during the period were moderate underweights to technology, consumer cyclicals, and communications (broadcasting, papers, cable, telecom). In addition to the underweight allocations, security selection results also detracted from the Trust's benchmark-relative performance in both consumer cyclicals and communications.

     In other asset classes, the Trust's performance was helped by the portfolio's allocations to high-yield corporate bonds, equities, and event-linked bonds issued by property casualty insurers (each asset class representing less than 2% of the Trust's total Investment portfolio).

     Individual positions in the portfolio that detracted from the Trust's benchmark-relative performance during the period included loans to energy corporations EP Energy, a gas company that has felt the effects of low natural gas prices, and Dixie Electric, which provides electrical services to oil-drilling rigs. Other underperformers that detracted from benchmark-relative results included loans to Endemol, a producer of reality television shows, and to managed-care health insurer Medical Card Systems.

     Individual positions that aided the Trust's benchmark-relative returns during the six-month period included loans to Securus, a telephone company specializing in service to prisons and other correctional facilities; to Fortescue, an iron-ore mining corporation; to Jonah Energy, an oil and gas production company; and to Laureate, a for-profit higher-education corporation.

Q How did the level of leverage in the Trust change over the six-month period ended May 31, 2016?

A The Trust employs leverage through a revolving credit facility. (See Note 7 to the financial statements).

     At the end of the 6-month period on May 31, 2016, 32.0% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 33.1% of the Trust's total managed assets financed by leverage at the start of the period on December 1, 2015. During the 6-month period, the Trust reduced the borrowing from the credit facility by a total of $7 million to $143 million as of May 31, 2016. Due to the overall decline in prices of bank loans during the period, a reduction in the overall borrowing on the credit line was necessary in order to maintain the asset coverage requirements specified by the credit agreement. The percentage of the Trust's managed assets financed by leverage decreased during the period due to the reduction of borrowings.

6 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

Q Did the Trust invest in any derivative securities during the six-month period ended May 31, 2016? If so, did those investments have an effect on performance?

A Yes, the Trust had a small exposure to Markit CDX (a high-yield credit-default-swap index) during the period. We made the investment to increase portfolio liquidity, and the position did not have a material impact on the Trust's benchmark-relative performance.

Q What factors affected the Trust's distributions to shareholders during the six-month period ended May 31, 2016?

A The Trust's distributions remained stable during the six-month period. Shareholders should be aware, however, that the Trust's distributions could be negatively affected as older loans with higher yields are called back by issuers and subsequently refinanced by loans with lower yields. In addition, the Trust drew on accumulated net investment income in paying its dividend during the period, but these reserves will be depleted over time.

Q    What is your investment outlook?

A As the second half of the Trust's fiscal year began in early June, investors keenly awaited two events likely to have an effect on the overall bond market: the referendum vote on "Brexit," to determine whether the UK should leave the European Union, and the Fed's next move with regard to interest rates. The subsequent vote in support of Brexit that occurred after period end has added volatility to the market, although we do not expect it to have a major, longer-term effect on the domestic bank-loan market. In early June, the Fed put off any immediate tightening of monetary policy in the US when it left the Federal funds rate unchanged in the wake of a disappointing May jobs report. In that report, the US Department of Labor reported that monthly non-farm payrolls had increased by just 38,000 in May, a stark difference from the 160,000 increase anticipated by the markets.

     It appears the current market consensus is that the Fed will likely act cautiously, perhaps raising rates only once or twice during the remainder of 2016, with any actions to tighten monetary policy based on the US central bank's assessment of the strength of the domestic economy.

     Despite getting off to a slow start in the first quarter, during which gross domestic product (GDP) growth fell short of 1%, we still believe US GDP should be able to grow at a moderate pace of 2.00% to 2.25% in 2016. Poor sales figures and a slowdown in capital spending - both tied to weakness in the energy markets - played a role in the disappointing GDP numbers in the first quarter; however, we still see persuasive evidence that the domestic economy is strengthening. Even after the sluggish employment numbers for May, new-job creation continues and employment growth has been solid overall. (May's job numbers were eventually revised even lower, to 11,000,

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 7 but the picture was much rosier in June, as the Bureau of Labor Statistics reported that non-farm payrolls increased by a seasonally adjusted 287,000 for the month.) Meanwhile, household formation and new-home construction figures have been encouraging, and we are beginning to see early signs of wage inflation.

     While interest-rate hikes tend to be a problem for fixed-rate securities in general, they can actually lead to improved performance for floating-rate securities, as their rates can reset upward. In addition, floating-rate loans, at current prices, have the potential for price appreciation. Currently, about two-thirds of all floating-rate loans are priced either at discounts to par (face) value, or at par value. We believe the prices of these securities have the opportunity to move higher, especially given the shortage of new-loan supply in today's market.

     Going forward, we will continue to monitor carefully the factors that can affect the performance of floating-rate investments, including supply and demand, the strength of the economy, and the interest-rate outlook. We continue to believe floating-rate loans, at current prices, offer attractive investment value, especially when compared with more traditional income-oriented investment alternatives, such as bond funds, which are more vulnerable to price pressures in a rising-rate environment.

Please refer to the Schedule of Investments on pages 13-41 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity, and heightened uncertainty. These conditions may continue, recur, worsen, or spread.

The Trust may invest in derivative securities, which may include futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the marketplace of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the Trust's return as a non-hedging strategy that may be considered speculative; and to manage portfolio characteristics. Using derivatives can increase fund losses and reduce opportunities for gains when the market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Trust. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities which may be less liquid or illiquid. Illiquid securities may be difficult to sell at a price reflective of their value at times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

8 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

The Trust employs leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation from investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 9

Portfolio Summary | 5/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                91.1%
Corporate Bonds & Notes                                                     3.7%
Collateralized Loan Obligations                                             1.9%
Treasury Bill                                                               0.8%
Exchange-Traded Funds                                                       0.7%
Commercial Paper                                                            0.7%
U.S. Government and Agency Obligations                                      0.6%
Common Stocks                                                               0.3%
Repurchase Agreements                                                       0.2%

* Includes investments in Insurance Linked Securities totaling 0.9% of total investment portfolio.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. Bright Horizons Family Solutions LLC, Term B Loan, 3.75%, 1/30/20                         0.79%
---------------------------------------------------------------------------------------------------
 2. Telesat Canada, US Term B-2 Loan, 3.5%, 3/28/19                                           0.77
---------------------------------------------------------------------------------------------------
 3. McGraw-Hill Global Education Holdings LLC, First Lien Term B Loan, 5.0%, 5/4/22           0.69
---------------------------------------------------------------------------------------------------
 4. Scientific Games International, Inc., Initial Term B-2 Loan, 6.0%, 10/1/21                0.68
---------------------------------------------------------------------------------------------------
 5. American Airlines, Inc., 2015 New Term Loan, 3.25%, 6/27/20                               0.67
---------------------------------------------------------------------------------------------------
 6. Allison Transmission, Inc., Term Loan B-3, 3.5%, 8/23/19                                  0.66
---------------------------------------------------------------------------------------------------
 7. Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18                                 0.64
---------------------------------------------------------------------------------------------------
 8. Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan, 5.75%, 4/28/21               0.64
---------------------------------------------------------------------------------------------------
 9. Altice US Finance I Corp. (Cequel Communications, LLC), Initial Term Loan,
    4.25%, 12/14/22                                                                           0.58
---------------------------------------------------------------------------------------------------
10. Nord Anglia Education Finance LLC, Initial Term Loan, 5.0%, 3/31/21                       0.58
---------------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

Prices and Distributions | 5/31/16

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    5/31/16                     11/30/15
--------------------------------------------------------------------------------
Market Value                        $11.17                       $10.83
--------------------------------------------------------------------------------
(Discount)                           (9.41)%                     (11.95)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   5/31/16                     11/30/15
--------------------------------------------------------------------------------
Net Asset Value                     $12.33                      $12.30
--------------------------------------------------------------------------------

Distributions per Common Share:* 12/1/15-5/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Net Investment           Short-Term                 Long-Term
               Income              Capital Gains             Capital Gains
--------------------------------------------------------------------------------
               $0.36                   $ --                       $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   5/31/16                     11/30/15
--------------------------------------------------------------------------------
30-day SEC Yield                    5.37%                        5.39%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 11

Performance Update | 5/31/16

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in shares of Pioneer Floating Rate Trust during the periods shown, compared with the value of the Barclays U.S. High Yield Loans Index, an unmanaged index which measures the performance of high-yield loans.

Average Annual Total Returns
(As of May 31, 2016)
--------------------------------------------------------------------------------
                                                                       Barclays
                                    Net                                U.S. High
                                    Asset                              Yield
                                    Value             Market           Loans
Period                              (NAV)             Price            Index
--------------------------------------------------------------------------------
10 Years                            4.37%             3.89%            4.62%
5 Years                             5.44              2.15             3.80
1 Year                              2.21              2.11             0.65
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer Floating        Barclays U.S. High
                        Rate Trust              Yield Loans Index
5/06                    $ 10,000                $ 10,000
5/07                    $ 12,128                $ 10,768
5/08                    $  9,990                $ 10,551
5/09                    $  6,740                $  9,654
5/10                    $ 10,516                $ 11,907
5/11                    $ 13,166                $ 13,036
5/12                    $ 12,914                $ 13,306
5/13                    $ 14,877                $ 14,529
5/14                    $ 14,322                $ 15,147
5/15                    $ 14,343                $ 15,604
5/16                    $ 14,646                $ 15,706

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares, or borrowings, as applicable, divided by the number of shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

Schedule of Investments | 5/31/16 (unaudited)

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      SENIOR SECURED FLOATING RATE LOAN
                      INTERESTS -- 132.3% of Net Assets*(a)
                      AUTOMOBILES & COMPONENTS -- 6.9%
                      Auto Parts & Equipment -- 5.6%
    2,844,582         Allison Transmission, Inc., Term Loan B-3, 3.5%, 8/23/19       $    2,854,894
    2,376,000         BBB Industries US Holdings, Inc., First Lien Initial
                      Term Loan, 6.0%, 11/3/21                                            2,376,295
    1,886,830         Cooper Standard Intermediate Holdco 2 LLC, Term
                      Loan, 4.0%, 4/4/21                                                  1,890,564
    1,014,320         Electrical Components International, Inc., Term Loan B,
                      5.75%, 5/28/21                                                      1,015,588
    1,684,917         Federal-Mogul Corp., Tranche C Term Loan, 4.75%,
                      4/15/21                                                             1,599,969
      912,595         Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/6/21             882,936
    1,674,500         Key Safety Systems, Inc., Initial Term Loan,
                      4.75%, 8/29/21                                                      1,680,779
    1,642,227         MPG Holdco I, Inc., Initial Term Loan, 3.75%, 10/20/21              1,643,694
    1,148,200         TI Group Automotive Systems LLC, Initial US Term Loan,
                      4.5%, 6/30/22                                                       1,153,941
    2,052,144         Tower Automotive Holdings USA LLC, Refinancing Term
                      Loan, 4.0%, 4/23/20                                                 2,047,013
                                                                                     --------------
                                                                                     $   17,145,673
---------------------------------------------------------------------------------------------------
                      Automobile Manufacturers -- 0.8%
    1,885,645         Chrysler Group LLC, Term Loan B, 3.5%, 5/24/17                 $    1,888,844
      466,667         Visteon Corp., Initial Term Loan, 3.5%, 4/9/21                        466,302
                                                                                     --------------
                                                                                     $    2,355,146
---------------------------------------------------------------------------------------------------
                      Tires & Rubber -- 0.5%
    1,500,000         Goodyear Tire & Rubber Co., Second Lien Term Loan,
                      3.75%, 4/30/19                                                 $    1,503,516
                                                                                     --------------
                      Total Automobiles & Components                                 $   21,004,335
---------------------------------------------------------------------------------------------------
                      BANKS -- 0.3%
                      Thrifts & Mortgage Finance -- 0.3%
    1,034,718         Ocwen Loan Servicing, Initial Term Loan, 5.5%, 2/15/18         $    1,014,670
                                                                                     --------------
                      Total Banks                                                    $    1,014,670
---------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 15.3%
                      Aerospace & Defense -- 4.9%
    1,323,822         Accudyne Industries Borrower SCA/Accudyne
                      Industries LLC, Refinancing Term Loan, 4.0%, 12/13/19          $    1,207,987
    1,240,625         Allion Science and Technology Corp., First Lien Term
                      Loan, 5.5%, 8/19/21                                                 1,209,609
    1,571,455         BE Aerospace, Inc., Term Loan, 3.75%, 12/16/21                      1,584,213
      350,687         DAE Aviation Holdings, Inc., Initial Term Loan,
                      5.25%, 7/7/22                                                         350,687

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 13

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Aerospace & Defense -- (continued)
    1,987,249         Digitalglobe, Inc., Term Loan, 4.75%, 1/31/20                  $    2,000,498
    1,364,470         DynCorp International, Inc., Term Loan, 7.0%, 7/7/16                1,350,826
      247,529         IAP Worldwide Services, Inc., First Lien Term Loan,
                      8.0%, 7/18/19                                                         245,982
      894,673         TASC, Inc., First Lien New Term Loan, 7.0%, 5/22/20                   896,530
      869,965         TASC, Inc., First Lien Term Loan, 7.0%, 5/22/20                       871,770
    1,857,250         Turbocombustor Technology, Inc., Initial Term Loan,
                      5.5%, 12/2/20                                                       1,671,525
    1,486,791         Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial
                      Term Loan, 5.75%, 11/23/19                                          1,486,172
    1,801,672         WP CPP Holdings LLC, First Lien Term B-3 Loan,
                      4.5%, 12/28/19                                                      1,752,126
      334,900         WP CPP Holdings LLC, Second Lien Term Loan B-1,
                      8.75%, 4/30/21                                                        294,712
                                                                                     --------------
                                                                                     $   14,922,637
---------------------------------------------------------------------------------------------------
                      Building Products -- 3.7%
    1,165,000         Armstrong World Industries, Inc., Term Loan B,
                      4.0%, 3/31/23                                                  $    1,169,369
    1,741,979         Builders FirstSource, Inc., Term Loan B, 6.0%, 7/29/22              1,746,879
      364,466         NCI Building Systems, Inc., Tranche B Term Loan,
                      4.25%, 6/24/19                                                        362,844
    1,649,554         Nortek, Inc., Incremental-1 Term Loan, 3.5%, 10/30/20               1,634,089
    1,870,313         Quanex Building Products Corp., Initial Term Loan,
                      6.25%, 11/2/22                                                      1,877,326
    1,472,673         Quikrete Holdings, Inc., Initial First Lien Loan, 4.0%,
                      9/28/20                                                             1,474,667
    1,697,175         Summit Materials LLC, Restatement Effective Date
                      Term Loan, 4.0%, 7/18/22                                            1,702,786
    1,448,004         Unifrax Holding Co., New Term B Dollar Loan, 4.25%,
                      11/28/18                                                            1,409,994
                                                                                     --------------
                                                                                     $   11,377,954
---------------------------------------------------------------------------------------------------
                      Construction Machinery & Heavy Trucks -- 1.3%
      442,920         Doosan Infracore International, Inc. (Doosan Holdings
                      Europe, Ltd.), Tranche B Term Loan, 4.5%, 5/28/21              $      443,750
    1,107,692         Manitowoc Co., Inc., Term B Loan, 5.75%, 3/3/23                     1,118,539
    1,611,900         Navistar, Inc., Tranche B Term Loan, 6.5%, 8/7/20                   1,532,312
      843,096         Terex Corp., US Term Loan, 3.5%, 8/13/21                              836,773
                                                                                     --------------
                                                                                     $    3,931,374
---------------------------------------------------------------------------------------------------
                      Electrical Components & Equipment -- 1.3%
    1,961,122         Pelican Products, Inc., First Lien Term Loan, 5.25%,
                      4/10/20                                                        $    1,887,580
      585,841         Southwire Company LLC, Initial Term Loan, 3.0%,
                      2/10/21                                                               578,518

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Electrical Components & Equipment -- (continued)
    1,558,846         WireCo WorldGroup, Inc., Term Loan, 6.0%, 2/15/17              $    1,544,882
                                                                                     --------------
                                                                                     $    4,010,980
---------------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 1.3%
      258,602         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                      Dollar Term B-3 Loan, 4.25%, 8/30/20                           $      259,006
      847,379         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                      Initial Dollar Term B-1 Loan, 4.25%, 8/30/20                          848,704
       91,955         Faenza Acquisition GmbH (CeramTec Acquisition Corp.),
                      Initial Dollar Term B-2 Loan, 4.25%, 8/30/20                           92,099
      995,458         Filtration Group Corp., First Lien Term Loan, 4.25%,
                      11/23/20                                                              997,200
      429,508         Filtration Group Corp., Second Lien Initial Term Loan,
                      8.25%, 11/22/21                                                       423,602
      167,917         Kleopatra Holdings 2 SCA, Initial German Borrower
                      Dollar Term Loan, 5.0%, 4/28/20                                       168,721
      392,925         Kleopatra Holdings 2 SCA, Initial US Borrower Dollar
                      Term Loan, 5.0%, 4/28/20                                              394,808
      927,161         Milacron LLC, Term Loan, 4.25%, 9/28/20                               928,320
                                                                                     --------------
                                                                                     $    4,112,460
---------------------------------------------------------------------------------------------------
                      Industrial Machinery -- 2.2%
      872,771         Gardner Denver, Inc., Initial Dollar Term Loan, 4.25%,
                      7/30/20                                                        $      809,314
    1,975,000         Mueller Water Products, Inc., Initial Term Loan, 4.0%,
                      11/24/21                                                            1,987,754
    1,741,250         NN, Inc., Initial Term Loan, 5.75%, 10/19/22                        1,741,250
      453,096         Schaeffler AG, Facility B-USD, 4.25%, 5/15/20                         456,381
    1,579,084         Xerium Technologies, Inc., New Term Loan, 6.25%,
                      5/17/19                                                             1,577,110
                                                                                     --------------
                                                                                     $    6,571,809
---------------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 0.6%
    1,181,693         AWAS Finance Luxembourg 2012 SA, Term Loan,
                      3.5%, 7/16/18                                                  $    1,186,125
      711,169         WESCO Distribution, Inc., Tranche B-1 Loan,
                      3.75%, 12/12/19                                                       712,724
                                                                                     --------------
                                                                                     $    1,898,849
                                                                                     --------------
                      Total Capital Goods                                            $   46,826,063
---------------------------------------------------------------------------------------------------
                      COMMERCIAL & PROFESSIONAL SERVICES -- 6.0%
                      Diversified Support Services -- 1.8%
      802,645         DH Publishing LP, Term B-3 Loan, 4.0%, 8/19/22                 $      803,146
    1,062,334         InfoGroup, Inc., Term Loan B, 7.0%, 5/28/18                         1,034,448
      702,545         KAR Auction Services, Inc., Tranche B-2 Term Loan,
                      3.938%, 3/11/21                                                       706,497

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 15

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Diversified Support Services -- (continued)
      563,047         Language Line LLC, First Lien Initial Term Loan,
                      6.5%, 7/7/21                                                   $      565,510
    1,497,916         Language Line LLC, Second Lien Initial Term Loan,
                      10.75%, 7/7/22                                                      1,497,916
      962,500         Ryan LLC, Tranche B Term Loan, 6.75%, 8/7/20                          950,469
                                                                                     --------------
                                                                                     $    5,557,986
---------------------------------------------------------------------------------------------------
                      Environmental & Facilities Services -- 2.3%
      566,079         ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan,
                      3.75%, 10/9/19                                                 $      565,460
      500,000         Infiltrator Systems Integrated LLC, Second Lien Term
                      Loan, 9.75%, 5/26/23                                                  495,000
      874,185         US Ecology, Inc., Term Loan, 3.75%, 6/17/21                           877,463
      737,550         Waste Industries USA, Inc., Initial Term Loan,
                      4.25%, 2/27/20                                                        742,160
      609,985         Wastequip LLC, Term Loan, 5.5%, 8/9/19                                609,984
    1,746,350         WCA Waste Corp. (WCA Waste Systems, Inc.), Term
                      Loan, 4.0%, 3/23/18                                                 1,749,624
      472,941         Wheelabrator Technologies, Inc., First Lien Term B Loan,
                      5.0%, 12/17/21                                                        469,985
       21,073         Wheelabrator Technologies, Inc., First Lien Term C Loan,
                      5.0%, 12/17/21                                                         20,941
    1,500,000         Wheelabrator Technologies, Inc., Second Lien Term B
                      Loan, 8.25%, 12/19/22                                               1,419,375
                                                                                     --------------
                                                                                     $    6,949,992
---------------------------------------------------------------------------------------------------
                      Human Resource & Employment Services -- 0.2%
      602,970         On Assignment, Inc., Initial Term B Loan, 3.75%, 6/3/22        $      605,985
---------------------------------------------------------------------------------------------------
                      Security & Alarm Services -- 1.7%
      996,958         Allied Security Holdings LLC, Second Lien Closing Date
                      Term Loan, 4.25%, 2/12/21                                      $      997,374
      177,423         Garda Security, Term B Delayed Draw Loan, 5.5%,
                      11/6/20                                                               175,483
      802,663         Garda Security, Term B Loan, 5.5%, 11/6/20                            793,884
    1,157,673         GEO Group, Inc., Term Loan, 3.25%, 4/3/20                           1,158,396
    1,058,021         Monitronics International, Inc., 2013 Term Loan B,
                      4.25%, 3/23/18                                                      1,034,877
    1,114,450         Protection One, Inc., 2012 Term Loan, 5.5%, 7/1/21                  1,120,371
                                                                                     --------------
                                                                                     $    5,280,385
                                                                                     --------------
                      Total Commercial & Professional Services                       $   18,394,348
---------------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 2.4%
                      Home Furnishings -- 0.6%
    1,867,406         Serta Simmons Holdings LLC, Term Loan, 4.25%,
                      10/1/19                                                        $    1,873,678
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Housewares & Specialties -- 1.5%
      924,386         Prestige Brands, Inc., Term B-3 Loan, 5.25%, 9/3/21            $      928,334
    2,219,391         Reynolds Group Holdings, Inc., Incremental US Term
                      Loan, 4.5%, 12/1/18                                                 2,230,362
    1,486,545         World Kitchen LLC, US Term Loan, 5.5%, 3/4/19                       1,487,474
                                                                                     --------------
                                                                                     $    4,646,170
---------------------------------------------------------------------------------------------------
                      Leisure Products -- 0.3%
      329,028         Bombardier Recreational Products, Inc., Term B Loan,
                      3.75%, 1/30/19                                                 $      330,107
      406,250         Marine Acquisition Corp., Term Loan, 5.25%, 1/30/21                   405,573
                                                                                     --------------
                                                                                     $      735,680
                                                                                     --------------
                      Total Consumer Durables & Apparel                              $    7,255,528
---------------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 10.0%
                      Casinos & Gaming -- 1.5%
      840,007         CityCenter Holdings LLC, Term B Loan, 5.75%, 10/16/20          $      844,033
      794,750         Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22             797,399
    2,975,625         Scientific Games International, Inc., Initial Term B-2
                      Loan, 6.0%, 10/1/21                                                 2,955,167
                                                                                     --------------
                                                                                     $    4,596,599
---------------------------------------------------------------------------------------------------
                      Education Services -- 3.1%
    3,414,060         Bright Horizons Family Solutions LLC, Term B Loan,
                      3.75%, 1/30/20                                                 $    3,433,796
    1,741,250         KC MergerSub, Inc., First Lien Initial Term Loan,
                      6.0%, 8/12/22                                                       1,741,250
    1,704,454         Laureate Education, Inc., Series 2018 Extended Term
                      Loan, 5.0%, 6/15/18                                                 1,660,423
    2,518,645         Nord Anglia Education Finance LLC, Initial Term Loan,
                      5.0%, 3/31/21                                                       2,509,201
                                                                                     --------------
                                                                                     $    9,344,670
---------------------------------------------------------------------------------------------------
                      Hotels, Resorts & Cruise Lines -- 0.7%
      555,921         Hilton Worldwide Finance LLC, Initial Term Loan,
                      3.5%, 10/26/20                                                 $      558,238
      518,438         NCL Corp., Ltd., Term B Loan, 4.0%, 11/19/21                          519,405
      965,081         Sabre, Inc., Term B Loan, 4.0%, 2/19/19                               969,103
                                                                                     --------------
                                                                                     $    2,046,746
---------------------------------------------------------------------------------------------------
                      Leisure Facilities -- 1.7%
      850,457         Cedar Fair LP, US Term Facility, 3.25%, 3/6/20                 $      855,064
    2,169,050         Fitness International LLC, Term B Loan, 5.5%, 7/1/20                2,157,300
      866,738         Life Time Fitness, Inc., Closing Date Term Loan,
                      4.25%, 6/10/22                                                        864,436
    1,488,750         Six Flags Theme Parks, Inc., Tranche B Term Loan,
                      5.25%, 6/30/22                                                      1,494,565
                                                                                     --------------
                                                                                     $    5,371,365
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 17

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Restaurants -- 2.1%
      753,245         1011778 BC Unlimited Liability Co. (New Red Finance,
                      Inc.) (aka Burger King/Tim Hortons), Term B-2 Loan,
                      3.75%, 12/10/21                                                $      755,913
    2,066,991         Landry's, Inc. (fka Landry's Restaurants, Inc.), Term
                      Loan B, 4.0%, 4/24/18                                               2,072,481
    1,742,136         NPC International, Inc., Term Loan, 4.75%, 12/28/18                 1,744,314
    1,970,000         Red Lobster Management LLC, First Lien Initial Term
                      Loan, 6.25%, 7/28/21                                                1,970,000
                                                                                     --------------
                                                                                     $    6,542,708
---------------------------------------------------------------------------------------------------
                      Specialized Consumer Services -- 0.9%
    2,468,750         Creative Artists Agency LLC, Initial Term Loan,
                      5.5%, 12/17/21                                                 $    2,478,008
      381,842         Weight Watchers International, Inc., Initial Tranche B-2
                      Term Loan, 4.0%, 4/2/20                                               282,245
                                                                                     --------------
                                                                                     $    2,760,253
                                                                                     --------------
                      Total Consumer Services                                        $   30,662,341
---------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 3.3%
                      Asset Management & Custody Banks -- 0.5%
    1,502,537         Vistra Group Ltd., USD Term Loan, 4.75%, 10/26/22              $    1,479,999
---------------------------------------------------------------------------------------------------
                      Consumer Finance -- 0.5%
    1,372,000         Trans Union LLC, Term B-2 Loan, 3.5%, 4/9/21                   $    1,373,715
---------------------------------------------------------------------------------------------------
                      Investment Banking & Brokerage -- 0.9%
    1,188,909         Duff & Phelps Corp., Initial Term Loan, 4.75%, 4/23/20         $    1,186,432
      731,250         Guggenheim Partners Investment Management
                      Holdings LLC, Initial Term Loan, 4.25%, 7/22/20                       735,211
      104,243         LPL Holdings, Inc., 2021 Tranche B Term Loan,
                      4.25%, 3/29/21                                                        104,112
      744,375         MJ Acquisition Corp., Term Loan, 4.0%, 6/1/22                         747,167
                                                                                     --------------
                                                                                     $    2,772,922
---------------------------------------------------------------------------------------------------
                      Other Diversified Financial Services -- 1.0%
      325,000         Delos Finance S.a.r.l., Term Loan, 3.5%, 3/6/21                $      326,625
      789,576         Fly Funding II S.a.r.l., Term Loan, 3.5%, 8/9/19                      789,082
    1,993,625         Livingston International, Inc., First Lien Initial Term B-1
                      Loan, 5.0%, 4/18/19                                                 1,869,024
                                                                                     --------------
                                                                                     $    2,984,731
---------------------------------------------------------------------------------------------------
                      Specialized Finance -- 0.4%
    1,240,625         DBRS, Ltd., Initial Term Loan, 6.25%, 3/4/22                   $    1,235,197
                                                                                     --------------
                      Total Diversified Financials                                   $    9,846,564
---------------------------------------------------------------------------------------------------
                      ENERGY -- 2.9%
                      Coal & Consumable Fuels -- 0.0%+
      783,333         PT Bumi Resources Tbk, Term Loan, 18.0%, 11/4/16               $      186,694
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Integrated Oil & Gas -- 0.6%
      997,449         Seadrill Operating LP (Seadrill Partners Finco LLC),
                      Initial Term Loan, 4.0%, 2/21/21                               $      479,607
    1,416,322         TerraForm AP Acquisition Holdings LLC, Term Loan,
                      5.0%, 6/27/22                                                       1,285,312
                                                                                     --------------
                                                                                     $    1,764,919
---------------------------------------------------------------------------------------------------
                      Oil & Gas Drilling -- 0.7%
    2,500,000         Jonah Energy LLC, Second Lien Initial Term Loan,
                      7.5%, 5/12/21                                                  $    1,956,250
      407,662         Pacific Drilling SA, Term Loan, 4.5%, 6/3/18                          136,227
                                                                                     --------------
                                                                                     $    2,092,477
---------------------------------------------------------------------------------------------------
                      Oil & Gas Equipment & Services -- 0.3%
    1,651,480         FR Dixie Acquisition Corp., Term Loan, 5.75%, 12/18/20         $      800,968
---------------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 0.5%
      403,942         EP Energy LLC, Tranche B-3 Term Loan, 3.5%, 5/24/18                   331,737
      670,982         Penn Products Terminals LLC, Tranche B Term Loan,
                      4.75%, 4/13/22                                                        657,563
      498,737         TPF II Power LLC (TPF II Covert Midco LLC), Term Loan,
                      5.5%, 10/2/21                                                         499,829
                                                                                     --------------
                                                                                     $    1,489,129
---------------------------------------------------------------------------------------------------
                      Oil & Gas Refining & Marketing -- 0.5%
      903,025         Pilot Travel Centers LLC, 2016 Refinancing Tranche B
                      Term Loan, 2.75%, 5/25/23                                      $      906,975
      568,708         Western Refining, Inc., Term Loan 2013, 5.25%,
                      11/12/20                                                              564,088
                                                                                     --------------
                                                                                     $    1,471,063
---------------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 0.3%
    1,000,000         Energy Transfer Equity LP, 2013 Term Loan, 3.25%,
                      12/2/19                                                        $      968,750
                                                                                     --------------
                      Total Energy                                                   $    8,774,000
---------------------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 2.7%
                      Drug Retail -- 0.6%
    1,714,463         Hearthside Group Holdings LLC, Term Loan, 4.5%, 6/2/21         $    1,712,791
---------------------------------------------------------------------------------------------------
                      Food Distributors -- 1.3%
      694,505         CTI Foods Holding Co., LLC, First Lien Term Loan,
                      4.5%, 6/29/20                                                  $      691,033
    1,000,000         CTI Foods Holding Co., LLC, Second Lien Term Loan,
                      8.25%, 6/28/21                                                        917,500
    2,431,331         Mill US Acquisition, First Lien Term Loan, 5.0%, 7/3/20             2,425,252
                                                                                     --------------
                                                                                     $    4,033,785
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 19

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Food Retail -- 0.8%
    1,970,088         Albertson's LLC, Term B-2 Loan, 5.5%, 3/21/19                  $    1,973,628
      492,524         Packers Holdings LLC, Term Loan, 5.0%, 12/2/21                        494,987
                                                                                     --------------
                                                                                     $    2,468,615
                                                                                     --------------
                      Total Food & Staples Retailing                                 $    8,215,191
---------------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 3.4%
                      Packaged Foods & Meats -- 3.4%
      820,971         AdvancePierre Foods, Inc., First Lien Term Loan,
                      5.75%, 7/10/17                                                 $      823,244
    1,087,465         AdvancePierre Foods, Inc., Second Lien Term Loan,
                      9.5%, 10/10/17                                                      1,091,543
      461,511         AdvancePierre Foods, Inc., Term Loan, 3.75%, 5/26/23                  463,655
    1,000,000         Del Monte Foods, Inc., Second Lien Initial Term Loan,
                      8.25%, 8/18/21                                                        753,333
    1,246,638         Dole Food Co., Inc., Tranche B Term Loan, 4.5%, 11/1/18             1,245,470
      997,500         JBS USA LLC, Incremental Term Loan, 4.0%, 10/30/22                    997,076
    1,420,000         Maple Holdings Acquisition Corp. (aka Keuring
                      Green Mountain, Inc.), Term Loan B, 5.25%, 3/3/23                   1,426,805
    1,945,801         Pinnacle Foods Finance LLC, New Term Loan G,
                      3.25%, 4/29/20                                                      1,950,144
      294,279         Post Holdings, Inc., Series A Incremental Term Loan,
                      3.75%, 6/2/21                                                         296,512
    1,477,500         Shearer's Foods LLC, First Lien Term Loan, 4.938%,
                      6/30/21                                                             1,455,337
                                                                                     --------------
                      Total Food, Beverage & Tobacco                                 $   10,503,119
---------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 12.5%
                      Health Care Equipment -- 0.3%
      862,415         Kinetic Concepts, Inc., Dollar E-1 Term Loan,
                      4.5%, 5/4/18                                                   $      863,493
---------------------------------------------------------------------------------------------------
                      Health Care Facilities -- 3.1%
      423,938         Acadia Healthcare Co., Inc., Tranche B-2 Term Loan,
                      4.5%, 2/16/23                                                  $      426,675
      687,750         AmSurg Corp., Initial Term Loan, 3.5%, 7/16/21                        689,947
      264,935         CHS/Community Health Systems, Inc., Incremental
                      2018 Term F Loan, 3.924%, 12/31/18                                    264,790
      280,279         CHS/Community Health Systems, Inc., Incremental
                      2019 Term G Loan, 3.75%, 12/31/19                                     275,413
      515,705         CHS/Community Health Systems, Inc., Incremental
                      2021 Term H Loan, 4.0%, 1/27/21                                       508,872
    1,568,438         Iasis Healthcare LLC, Term B-2 Loan, 4.5%, 5/3/18                   1,573,014
    1,717,563         Kindred Healthcare, Inc., Incremental Term Loan,
                      4.25%, 4/9/21                                                       1,719,710
    1,075,000         Quorum Health Corp., Term Loan, 6.75%, 4/29/22                      1,076,008

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Health Care Facilities -- (continued)
      418,152         Select Medical Corp., Series E, Tranche B Term
                      Loan, 6.0%, 6/1/18                                             $      418,936
    1,000,000         Select Medical Corp., Series F, Tranche B Term Loan,
                      6.0%, 3/3/21                                                        1,008,100
    1,500,000         Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23                    1,515,312
                                                                                     --------------
                                                                                     $    9,476,777
---------------------------------------------------------------------------------------------------
                      Health Care Services -- 6.2%
      982,500         Aegis Toxicology Sciences Corp., Initial First Lien Term
                      Loan, 5.5%, 2/24/21                                            $      900,216
    1,112,996         Alliance Healthcare Services, Inc., Initial Term Loan,
                      4.25%, 6/3/19                                                       1,079,606
      266,287         Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                      Term Loan, 6.5%, 8/4/21                                               267,285
      616,197         Bioscrip, Inc., Initial Term B Loan, 6.5%, 7/31/20                    580,612
      369,718         Bioscrip, Inc., Term Loan, 6.5%, 7/31/20                              348,367
      865,683         BSN Medical Luxembourg Holding S.a.r.l. (P & F Capital),
                      Facility Term Loan B-1A, 4.0%, 8/28/19                                863,519
    1,283,733(b)      CCS Medical, Inc., Second Lien Term Loan, 12.5%
                      (12.5% PIK 0% Cash), 5/1/18                                           224,653
      873,427         DaVita HealthCare Partners, Inc., Term Loan B2, 3.5%,
                      6/24/21                                                               879,977
    1,160,877         Emergency Medical Services Corp., Initial Term Loan,
                      4.25%, 5/25/18                                                      1,164,323
      473,813         Envision Healthcare Corp. ( fka Emergency Medical
                      Services Corp.), Tranche B-2 Term Loan, 4.5%, 10/28/22                476,351
    1,473,750         Genex Holdings, Inc., First Lien Term B Loan, 5.25%,
                      5/28/21                                                             1,461,776
      347,375         Genoa, Healthcare Co., LLC, Initial First Lien Term
                      Loan, 4.5%, 4/29/22                                                   348,243
      746,250         Global Healthcare Exchange LLC, Initial Term Loan,
                      5.5%, 8/15/22                                                         747,649
      992,500         HC Group Holdings III, Inc., Initial Term Loan, 6.0%,
                      4/7/22                                                                993,741
    1,247,050         National Mentor Holdings, Inc., Tranche B Term Loan,
                      4.25%, 1/31/21                                                      1,249,194
      352,888         National Surgical Hospitals, Inc., Term Loan, 4.5%, 6/1/22            351,336
      689,521         NVA Holdings, Inc., First Lien Term Loan, 4.75%, 8/14/21              689,233
      905,656         Pharmaceutical Product Development, First Lien Term B
                      Loan, 4.25%, 8/18/22                                                  908,260
    1,225,000         Precyse Acquisition Corp., First Lien Initial Term Loan,
                      6.5%, 10/20/22                                                      1,228,062
    1,512,572         Steward Health Care System LLC, Term Loan, 6.75%,
                      4/10/20                                                             1,512,572
      987,500         Surgery Center Holdings, Inc., Initial Term Loan, 5.25%,
                      11/3/20                                                               990,895

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 21

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Health Care Services -- (continued)
    1,416,450         US Renal Care, Inc., First Lien Term Loan, 5.25%,
                      12/30/22                                                       $    1,407,007
      562,175         Valitas Health Services, Inc., Term Loan B, 8.0%, 6/2/17              340,116
                                                                                     --------------
                                                                                     $   19,012,993
---------------------------------------------------------------------------------------------------
                      Health Care Supplies -- 1.3%
      971,182         Alere, Inc., Term Loan B, 4.25%, 6/20/22                       $      968,603
    1,346,625         Greatbatch, Ltd., Term B Loan, 5.25%, 10/27/22                      1,348,730
      434,647         Halyard Health, Inc., Term Loan, 4.0%, 11/1/21                        432,383
       77,806         Immucor, Inc. (fka IVD Acquisition Corp.), Term B-2
                      Loan, 5.0%, 8/19/18                                                    73,851
    1,333,300         Sterigenics-Nordion Holdings LLC, Initial Term Loan,
                      4.25%, 5/16/22                                                      1,333,300
                                                                                     --------------
                                                                                     $    4,156,867
---------------------------------------------------------------------------------------------------
                      Health Care Technology -- 1.4%
    1,227,294         ConvaTec, Inc., Dollar Term Loan, 4.25%, 6/15/20               $    1,230,617
    2,040,141         Emdeon, Inc., Term B-2 Loan, 3.75%, 11/2/18                         2,042,691
      197,000         Emdeon, Inc., Term B-3 Loan, 3.75%, 11/2/18                           196,015
    1,125,775(c)      Medical Card System, Inc., Term Loan, 1.5%, 5/31/19                   731,754
                                                                                     --------------
                                                                                     $    4,201,077
---------------------------------------------------------------------------------------------------
                      Managed Health Care -- 0.2%
      431,720(d)      MMM Holdings, Inc., MMM Term Loan, 9.75%, 12/12/17             $      288,173
      313,859(d)      MSO of Puerto Rico, Inc., Term Loan, 9.75%, 12/12/17                  209,501
                                                                                     --------------
                                                                                     $      497,674
                                                                                     --------------
                      Total Health Care Equipment & Services                         $   38,208,881
---------------------------------------------------------------------------------------------------
                      HOUSEHOLD & PERSONAL PRODUCTS -- 1.2%
                      Household Products -- 0.5%
      812,447         Spectrum Brands, Inc., USD Term Loan, 3.5%, 6/23/22            $      817,017
      412,344         SRAM LLC, First Lien Term Loan, 5.5%, 4/10/20                         365,955
       73,956         Wash Multifamily Parent, Inc., First Lien Initial Canadian
                      Term Loan, 4.25%, 5/16/22                                              73,494
      422,294         Wash Multifamily Parent, Inc., First Lien Initial US Term
                      Loan, 4.25%, 5/16/22                                                  419,654
                                                                                     --------------
                                                                                     $    1,676,120
---------------------------------------------------------------------------------------------------
                      Personal Products -- 0.7%
    1,243,638         NBTY, Inc., Term Loan B, 4.0%, 5/5/23                          $    1,251,877
      795,956         Party City Holdings, Inc., Term Loan, 4.25%, 8/19/22                  795,856
                                                                                     --------------
                                                                                     $    2,047,733
                                                                                     --------------
                      Total Household & Personal Products                            $    3,723,853
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      INSURANCE -- 3.2%
                      Insurance Brokers -- 0.9%
    1,562,107         Integro, Ltd., Term Loan B-1, 6.75%, 10/31/22                  $    1,503,528
       84,028         Integro, Ltd., Term Loan B-2, 6.75%, 10/31/22                          80,877
      985,007         National Financial Partners Corp., 2014 Specified
                      Refinancing Term Loan, 4.5%, 7/1/20                                   980,236
                                                                                     --------------
                                                                                     $    2,564,641
---------------------------------------------------------------------------------------------------
                      Multi-Line Insurance -- 0.1%
      361,898         Alliant Holdings I LLC, Term Loan B, 4.5%, 8/12/22             $      359,998
---------------------------------------------------------------------------------------------------
                      Property & Casualty Insurance -- 2.2%
    2,393,147         Confie Seguros Holding II Co., First Lien Term Loan B,
                      5.75%, 11/9/18                                                 $    2,370,711
      500,000         Confie Seguros Holding II Co., Second Lien Term Loan,
                      10.25%, 5/8/19                                                        476,250
    1,980,000         Hyperion Insurance Group, Ltd., Initial Term Loan, 5.5%,
                      4/29/22                                                             1,930,500
    1,911,183         USI, Inc., Initial Term Loan, 4.25%, 12/27/19                       1,903,777
                                                                                     --------------
                                                                                     $    6,681,238
                                                                                     --------------
                      Total Insurance                                                $    9,605,877
---------------------------------------------------------------------------------------------------
                      MATERIALS -- 13.5%
                      Aluminum -- 0.7%
    2,158,688         Novelis, Inc., New Term Loan, 4.0%, 6/2/22                     $    2,155,449
---------------------------------------------------------------------------------------------------
                      Commodity Chemicals -- 0.5%
      627,063         Axiall Holdco, Inc., Term Loan B, 4.0%, 2/28/22                $      628,369
    1,051,382         Tronox Pigments (Netherlands) BV, Closing Date Term
                      Loan, 4.5%, 3/19/20                                                 1,022,176
                                                                                     --------------
                                                                                     $    1,650,545
---------------------------------------------------------------------------------------------------
                      Construction Materials -- 0.2%
      591,000         Penn Engineering & Manufacturing Corp., Incremental
                      Tranche B Term Loan, 4.0%, 8/27/21                             $      587,306
---------------------------------------------------------------------------------------------------
                      Diversified Chemicals -- 3.2%
    1,591,294         Axalta Coating Systems Dutch Holding B BV & Axalta
                      Coating Systems US Holdings, Inc., Refinanced Term B
                      Loan, 3.75%, 2/1/20                                            $    1,596,266
      733,163         Azelis Finance SA (Azelis US Holdings, Inc.), First Lien
                      Dollar Term Loan, 6.5%, 12/16/22                                      739,578
    1,731,507         Nexeo Solutions LLC, Initial Term Loan, 5.0%, 9/8/17                1,727,900
    1,700,000         Nexeo Solutions LLC, Term Loan B, 5.25%, 5/17/23                    1,704,782
      636,716         Orion Engineered Carbons GmbH (OEC Finance US LLC),
                      Initial Dollar Term Loan, 5.0%, 7/25/21                               639,104
      623,438         Plaskolite LLC, First Lien Term Loan, 5.75%, 11/3/22                  623,437

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 23

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Diversified Chemicals -- (continued)
      325,000         Royal Holdings, Inc., Second Lien Initial Term Loan,
                      8.5%, 6/19/23                                                  $      311,797
      450,000         Tata Chemicals North America, Term Loan, 3.75%, 8/7/20                446,895
    1,825,825         Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/1/22           1,824,227
                                                                                     --------------
                                                                                     $    9,613,986
---------------------------------------------------------------------------------------------------
                      Diversified Metals & Mining -- 1.7%
    2,153,250         Chemstralia Pty, Ltd. (Chemstralia Finco LLC), Initial
                      Term Loan, 7.25%, 2/28/22                                      $    2,146,521
    1,402,367         FMG Resources (August 2006) Pty, Ltd. (FMG America
                      Finance, Inc.), Term Loan, 4.25%, 6/30/19                           1,316,472
      980,000         Hi-Crush Partners LP, Advance, 4.75%, 4/28/21                         708,866
    1,000,703         US Silica Co., Term Loan, 4.0%, 7/23/20                               940,661
                                                                                     --------------
                                                                                     $    5,112,520
---------------------------------------------------------------------------------------------------
                      Fertilizers & Agricultural Chemicals -- 0.5%
    1,736,875         Methanol Holdings (Trinidad), Ltd. (Methanol Holdings
                      (Delaware) LLC), Initial Term Loan, 4.25%, 6/30/22             $    1,615,294
---------------------------------------------------------------------------------------------------
                      Metal & Glass Containers -- 1.8%
    1,491,961         BWay Intermediate Co., Inc., Initial Term Loan, 5.5%,
                      8/14/20                                                        $    1,493,671
      796,002         Prolampac Intermediate, Inc., First Lien Term B Loan,
                      7.25%, 8/18/22                                                        791,524
    1,278,875         Tank Holding Corp., Initial Term Loan, 5.25%, 3/16/22               1,202,142
    1,935,375         Tekni-Plex, Inc., USD Term Loan, 4.5%, 6/1/22                       1,932,149
                                                                                     --------------
                                                                                     $    5,419,486
---------------------------------------------------------------------------------------------------
                      Paper Packaging -- 1.3%
    1,218,054         Berry Plasctics Corp., Term F Loan, 4.0%, 10/3/22              $    1,224,753
    1,318,177         Caraustar Industries, Inc., Incremental Term Loan,
                      8.0%, 5/1/19                                                        1,319,825
      158,933         Caraustar Industries, Inc., Term Loan, 8.0%, 5/1/19                   159,132
    1,212,750         Onex Wizard Acquisition Co. I S.a.r.l. (aka SIG Combibloc
                      Group), Term Loan, 4.25%, 3/11/22                                   1,216,256
                                                                                     --------------
                                                                                     $    3,919,966
---------------------------------------------------------------------------------------------------
                      Paper Products -- 0.9%
    1,653,881         Appvion, Inc., Term Commitment, 6.25%, 6/28/19                 $    1,604,264
      477,557         Exopack Holdings SA, USD Term Loan, 4.5%, 5/8/19                      477,258
      500,000         Ranpak Corp., Second Lien Initial Term Loan, 8.25%,
                      10/3/22                                                               447,500
      201,238         Ranpak Corp., Tranche B-1 USD Term Loan, 4.25%,
                      10/1/21                                                               197,214
                                                                                     --------------
                                                                                     $    2,726,236
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 1.6%
      349,487         Chemtura Corp., New Term Loan, 3.5%, 8/29/16                   $      349,268
    1,473,000         Ferro Corp., Term Loan, 4.0%, 7/30/21                               1,461,953
      148,551         Huntsman International LLC, 2015 Extended Term B
                      Dollar Loan, 3.557%, 4/19/19                                          148,489
      984,810         Macdermid, Inc., First Lien Tranche B Term Loan,
                      5.5%, 6/7/20                                                          984,092
      592,500         Macdermid, Inc., Tranche B-2 Term Loan, 5.5%, 6/7/20                  592,278
    1,365,580         PQ Corp., Tranche B-1 Term Loan, 5.75%, 11/4/22                     1,379,805
                                                                                     --------------
                                                                                     $    4,915,885
---------------------------------------------------------------------------------------------------
                      Steel -- 1.1%
    1,990,363         Atkore International, Inc., First Lien Initial Term Loan,
                      4.5%, 4/9/21                                                   $    1,982,485
      777,008         JMC Steel Group, Inc., Term Loan, 4.75%, 4/1/17                       775,713
      652,208         TMS International Corp., Term B Loan, 4.5%, 10/16/20                  603,292
                                                                                     --------------
                                                                                     $    3,361,490
                                                                                     --------------
                      Total Materials                                                $   41,078,163
---------------------------------------------------------------------------------------------------
                      MEDIA -- 12.4%
                      Advertising -- 1.6%
    3,049,883         Affinion Group, Inc., Tranche B Term Loan, 6.75%,
                      4/30/18                                                        $    2,808,753
      628,800         Checkout Holding Corp., First Lien Term B Loan,
                      4.5%, 4/9/21                                                          558,060
    1,983,375         Crossmark Holdings, Inc., First Lien Term Loan, 4.5%,
                      12/20/19                                                            1,358,612
                                                                                     --------------
                                                                                     $    4,725,425
---------------------------------------------------------------------------------------------------
                      Broadcasting -- 2.6%
      373,230         CBS Outdoor Americas Capital LLC (CBS Outdoor
                      Americas Capital Corp.), Term Loan, 3.0%, 2/1/21               $      373,074
      273,557         Entercom Radio LLC, Term B-2 Loan, 5.5%, 11/23/18                     274,070
      532,752         Gray Television, Inc., Initial Term Loan, 3.938%, 6/13/21             533,884
      832,500         Hubbard Radio LLC, Term Loan, 4.25%, 5/27/22                          815,157
    1,867,200         MCC Iowa LLC, Tranche H Term Loan, 3.25%, 1/29/21                   1,868,740
      992,500         Sinclair Television Group, Inc., Incremental Tranche B-1
                      Term Loan, 3.5%, 7/30/21                                              994,154
    1,010,396         Sinclair Television Group, Inc., Tranche B Term Loan,
                      3.0%, 4/9/20                                                        1,008,118
    2,139,442         Univision Communications, Inc., Replacement First Lien
                      Term Loan, 4.0%, 3/1/20                                             2,142,307
                                                                                     --------------
                                                                                     $    8,009,504
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 25

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Cable & Satellite -- 3.1%
    1,988,763         Charter Communications Operating LLC, Term F Loan,
                      3.0%, 1/3/21                                                   $    1,992,386
    2,659,500         Endemol, Term Loan, 6.75%, 8/13/21                                  2,157,520
      893,644         Learfield Communications, Inc., First Lien 2014
                      Replacement Term Loan, 4.25%, 10/9/20                                 895,878
    3,371,925         Telesat Canada, US Term B-2 Loan, 3.5%, 3/28/19                     3,375,438
    1,117,713         Virgin Media Investment Holdings, Ltd., Facility F, 3.649%,
                      6/30/23                                                             1,119,033
                                                                                     --------------
                                                                                     $    9,540,255
---------------------------------------------------------------------------------------------------
                      Movies & Entertainment -- 2.3%
    1,152,119         AMC Entertainment, Inc., Initial Term Loan, 4.0%,
                      12/15/22                                                       $    1,158,960
    1,245,620         CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                      Canada, Inc.), First Lien Initial Term Loan, 5.0%, 7/8/22           1,225,573
    1,000,000         CDS US Intermediate Holdings, Inc. (Cirque Du Soleil
                      Canada, Inc.), Second Lien Initial Term Loan, 9.25%,
                      7/10/23                                                               917,729
      219,724         Cinedigm Digital Funding I LLC, Term Loan, 3.75%,
                      2/28/18                                                               218,626
      580,882         Kasima LLC, Term Loan, 3.25%, 5/17/21                                 581,124
    1,069,750         Seminole Hard Rock Entertainment, Inc., Term Loan B,
                      3.5%, 5/14/20                                                       1,069,304
    1,664,491         WMG Acquisitions Corp., Tranche B Refinancing Term Loan,
                      3.75%, 7/1/20                                                       1,657,655
                                                                                     --------------
                                                                                     $    6,828,971
---------------------------------------------------------------------------------------------------
                      Publishing -- 2.8%
    1,599,830         Cengage Learning Acquisitions, Inc., Term Loan, 7.0%,
                      3/31/20                                                        $    1,600,080
      990,764         Cengage Learning Acquisitions, Inc., Term Loan B,
                      4.25%, 5/27/23                                                        991,542
      694,750         Houghton Mifflin Holdings, Inc., Term Loan, 4.0%, 5/28/21             688,671
      181,710         Lee Enterprises, Inc., First Lien Term Loan, 7.25%, 3/31/19           180,910
    3,000,000         McGraw-Hill Global Education Holdings LLC, First Lien
                      Term B Loan, 5.0%, 5/4/22                                           3,018,750
      805,316         Quincy Newspapers, Inc., Term B Loan, 5.5%, 11/2/22                   807,329
    1,386,000         Springer SBM Two GmbH, Initial Term B9 Loan, 4.5%,
                      8/14/20                                                             1,353,082
                                                                                     --------------
                                                                                     $    8,640,364
                                                                                     --------------
                      Total Media                                                    $   37,744,519
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY &
                      LIFE SCIENCES -- 3.0%
                      Biotechnology -- 0.6%
      909,579         Alkermes, Inc., 2019 Term Loan, 3.5%, 9/25/19                  $      907,874
      959,676         Lantheus Medical Imaging, Inc., Term Loan, 7.0%,
                      6/30/22                                                               858,910
                                                                                     --------------
                                                                                     $    1,766,784
---------------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services -- 0.7%
    1,990,000         Albany Molecular Research, Inc., Term Loan B, 5.75%,
                      7/16/21                                                        $    1,994,975
---------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 1.7%
    1,496,250         Concordia Healthcare Corp., Initial Dollar Term Loan,
                      5.25%, 10/21/21                                                $    1,487,367
    1,309,084         Endo Luxembourg Finance Company I S.a.r.l., Term Loan B,
                      3.75%, 9/26/22                                                      1,293,422
    1,056,188         Patheon, Inc., Term Loan, 4.25%, 3/11/21                            1,043,316
      843,422         Valeant Pharmaceuticals International, Inc., Series C-2
                      Tranche B Term Loan, 6.5%, 12/11/19                                   833,670
      632,566         Valeant Pharmaceuticals International, Inc., Series D-2
                      Term Loan B, 6.25%, 2/13/19                                           625,529
                                                                                     --------------
                                                                                     $    5,283,304
                                                                                     --------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences           $    9,045,063
---------------------------------------------------------------------------------------------------
                      REAL ESTATE -- 2.8%
                      Hotel & Resort REIT -- 0.5%
    1,365,000         MGM Growth Properties Operating Partnership LP, Term B
                      Loan, 4.0%, 4/25/23                                            $    1,375,451
---------------------------------------------------------------------------------------------------
                      Real Estate Services -- 1.0%
    1,989,201         Altisource Solutions S.a.r.l, Term Loan B, 4.5%, 12/9/20       $    1,735,578
    1,200,000         GCA Services Group, Inc., Term Loan, 5.75%, 3/1/23                  1,206,000
                                                                                     --------------
                                                                                     $    2,941,578
---------------------------------------------------------------------------------------------------
                      Retail REITs -- 0.7%
    1,262,738         DTZ US Borrower LLC, First Lien Initial Term Loan,
                      4.25%, 11/4/21                                                 $    1,261,686
    1,000,000         DTZ US Borrower LLC, Second Lien Initial Term Loan,
                      9.25%, 11/4/22                                                      1,002,917
                                                                                     --------------
                                                                                     $    2,264,603
---------------------------------------------------------------------------------------------------
                      Specialized REIT -- 0.6%
    1,985,000         Communications Sales & Leasing, Inc. (CSL Capital, LLC),
                      Term Loan, 5.0%, 10/24/22                                      $    1,971,974
                                                                                     --------------
                      Total Real Estate                                              $    8,553,606
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 27

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      RETAILING -- 3.7%
                      Apparel Retail -- 0.4%
      518,433         Hudson's Bay Co., Term Loan B, 4.75%, 9/30/22                  $      520,620
      738,976         Men's Wearhouse, Inc., Term Loan B, 4.5%, 6/18/21                     706,338
                                                                                     --------------
                                                                                     $    1,226,958
---------------------------------------------------------------------------------------------------
                      Automotive Retail -- 0.8%
    1,438,132         CWGS Group LLC, Term Loan, 5.75%, 2/20/20                      $    1,441,727
      967,500         Hertz Corp., Tranche B-1 Term Loan, 3.75%, 3/11/18                    968,969
                                                                                     --------------
                                                                                     $    2,410,696
---------------------------------------------------------------------------------------------------
                      Computer & Electronics Retail -- 0.1%
       91,346(b)(c)   Targus Group International, Inc., Term Loan A-2, 15.0%
                      (15.0% PIK 0% cash), 12/31/19                                  $       91,346
      274,039(b)(c)   Targus Group International, Inc., Term Loan B, 15.0%
                      (15.0% PIK 0% cash), 12/31/19                                         274,039
                                                                                     --------------
                                                                                     $      365,385
---------------------------------------------------------------------------------------------------
                      Home Improvement Retail -- 0.5%
    1,438,567         Apex Tool Group LLC, Term Loan, 4.5%, 1/31/20                  $    1,415,791
---------------------------------------------------------------------------------------------------
                      Homefurnishing Retail -- 0.4%
    1,296,750         Mattress Holdings Corp., 2016 Incremental Term Loan,
                      6.25%, 10/20/21                                                $    1,299,992
---------------------------------------------------------------------------------------------------
                      Specialty Stores -- 1.5%
    1,225,724         Dollar Tree, Inc., Term B-1 Loan, 3.5%, 7/6/22                 $    1,230,867
    1,496,250         PetCo Animal Supplies, Inc., Tranche B-1 Term Loan,
                      5.75%, 1/26/23                                                      1,508,941
    1,980,000         Petsmart, Inc., Tranche B-1 Loan, 4.25%, 3/11/22                    1,982,475
                                                                                     --------------
                                                                                     $    4,722,283
                                                                                     --------------
                      Total Retailing                                                $   11,441,105
---------------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR
                      EQUIPMENT -- 1.8%
                      Semiconductor Equipment -- 0.3%
      597,558         Entegris, Inc., Tranche B Term Loan, 3.5%, 4/30/21             $      598,429
      343,253         VAT Lux II S.a.r.l., Term Loan, 4.25%, 2/11/21                        340,107
                                                                                     --------------
                                                                                     $      938,536
---------------------------------------------------------------------------------------------------
                      Semiconductors -- 1.5%
    1,500,000         Avago Technologies, Term Loan B, 4.25%, 2/1/23                 $    1,505,416
    1,747,051         M/A-COM Technology Solutions Holdings, Inc., Initial
                      Term Loan, 4.5%, 5/7/21                                             1,755,786
      544,724         Microsemi Corp., Term B Loan, 5.25%, 1/15/23                          550,909

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Semiconductors -- (continued)
      850,000         ON Semiconductor Corp., Closing Date Term Loan,
                      5.25%, 3/31/23                                                 $      857,969
                                                                                     --------------
                                                                                     $    4,670,080
                                                                                     --------------
                      Total Semiconductors & Semiconductor Equipment                 $    5,608,616
---------------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 9.8%
                      Application Software -- 3.5%
      948,204         Applied Systems, Inc., First Lien Term Loan, 5.75%,
                      1/25/21                                                        $      948,599
      977,215         Applied Systems, Inc., Second Lien Term Loan, 7.5%,
                      1/24/22                                                               974,771
      973,469         Epiq Systems, Inc., Term Loan, 4.5%, 8/27/20                          971,036
    1,125,183         Expert Global Solutions, Inc., Advance First Lien Term
                      Loan B, 8.5%, 4/3/18                                                1,102,679
    1,039,575         Infor (US), Inc., Tranche B-5 Term Loan, 3.75%, 6/3/20              1,022,162
    1,314,134         STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                      6.25%, 6/30/22                                                      1,291,137
    1,411,935         Verint Systems, Inc., Tranche B Incremental Term Loan,
                      3.5%, 9/6/19                                                        1,413,523
    1,000,000         Vertafore, Inc., Second Lien Term Loan, 9.75%, 10/27/17             1,005,625
    1,845,991         Vertafore, Inc., Term Loan, 4.25%, 10/3/19                          1,849,999
                                                                                     --------------
                                                                                     $   10,579,531
---------------------------------------------------------------------------------------------------
                      Data Processing & Outsourced Services -- 0.9%
    1,000,000         First Data Corp., 2018 B Second New Term Loan,
                      3.943%, 9/24/18                                                $    1,000,729
    1,091,409         First Data Corp., 2021 Extended Dollar Term Loan,
                      4.443%, 3/24/21                                                     1,096,525
      750,000         First Data Corp., New 2022 B Dollar Term Loan,
                      4.193%, 7/8/22                                                        752,478
                                                                                     --------------
                                                                                     $    2,849,732
---------------------------------------------------------------------------------------------------
                      Home Entertainment Software -- 0.4%
    1,251,826         MA Financeco LLC, Initial Tranche B Term Loan, 5.25%,
                      11/19/21                                                       $    1,257,147
---------------------------------------------------------------------------------------------------
                      Internet Software & Services -- 1.0%
    1,036,875         Match Group, Inc., Term B-1 Loan, 5.5%, 11/16/22               $    1,044,651
    1,509,485         Vocus Valor Companies, Inc., First Lien Initial Term Loan,
                      6.0%, 5/30/21                                                       1,507,285
      442,739         Zayo Group LLC (Zayo Capital, Inc.), Term Loan, 3.75%,
                      5/6/21                                                                444,004
                                                                                     --------------
                                                                                     $    2,995,940
---------------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- 2.8%
    1,641,341         Booz Allen Hamilton, Inc., Initial Tranche B Term Loan,
                      3.75%, 7/31/19                                                 $    1,650,779

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 29

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- (continued)
    3,438,750         Evergreen Skills Lux S.a.r.l., First Lien Initial Term Loan,
                      5.75%, 4/28/21                                                 $    2,793,984
    1,000,000         Evergreen Skills Lux S.a.r.l., Second Lien Initial Term
                      Loan, 9.25%, 4/28/22                                                  526,250
      477,233         Kronos, Inc., First Lien Incremental Term Loan, 4.5%,
                      10/30/19                                                              478,090
      653,610         Science Applications International Corp., Incremental
                      Tranche B Loan, 3.75%, 5/4/22                                         657,695
    1,368,125         Sitel Worldwide Corp., First Lien Term B-1 Loan, 6.5%,
                      9/18/21                                                             1,364,705
    1,125,000         Taxact, Inc. (H.D. Vest, Inc.), Initial Term Loan, 7.0%,
                      1/3/23                                                              1,129,219
                                                                                     --------------
                                                                                     $    8,600,722
---------------------------------------------------------------------------------------------------
                      Systems Software -- 1.2%
    1,234,375         AVG Technologies NV (AVG Corporate Services BV), Term
                      Loan, 7.25%, 10/15/20                                          $    1,233,218
    1,252,688         MSC.Software Corp., Term Loan, 5.0%, 5/29/20                        1,205,712
    1,248,232         Rovi Solutions Corp., Term B Loan, 3.75%, 7/2/21                    1,241,211
                                                                                     --------------
                                                                                     $    3,680,141
                                                                                     --------------
                      Total Software & Services                                      $   29,963,213
---------------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 3.2%
                      Communications Equipment -- 0.4%
      681,100         Audio Visual Services Group, Inc., First Lien Term Loan,
                      4.5%, 1/25/21                                                  $      674,289
      497,500         Commscope, Inc., Tranche 5 Term Loan, 3.828%,
                      12/29/22                                                              498,951
                                                                                     --------------
                                                                                     $    1,173,240
---------------------------------------------------------------------------------------------------
                      Electronic Components -- 0.6%
      671,189         Generac Power Systems, Inc., Term Loan, 3.5%, 5/31/20          $      669,930
    1,212,750         Mirion Technologies (Finance) LLC (Mirion Technologies,
                      Inc.), First Lien Initial Term Loan, 5.75%, 3/31/22                 1,207,697
                                                                                     --------------
                                                                                     $    1,877,627
---------------------------------------------------------------------------------------------------
                      Electronic Manufacturing Services -- 0.6%
    1,899,444         4L Technologies, Inc. (fka Clover Holdings, Inc.), Term
                      Loan, 7.0%, 5/8/20                                             $    1,707,125
---------------------------------------------------------------------------------------------------
                      Technology Distributors -- 1.0%
      497,437         CDW LLC (fka CDW Corp.), Term Loan, 3.25%, 4/29/20             $      498,719
    1,378,867         Deltek, Inc., First Lien Term Loan, 5.0%, 6/25/22                   1,381,739
      155,357         SS&C European Holdings S.a.r.l., Term B-2 Loan,
                      4.083%, 7/8/22                                                        156,148
    1,130,117         SS&C Technologies, Inc., Term B-1 Loan, 4.083%, 7/8/22              1,135,868
                                                                                     --------------
                                                                                     $    3,172,474
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Technology Hardware, Storage & Peripherals -- 0.6%
      700,000         Diebold, Inc., Dollar Term B Loan, 5.25%, 11/6/23              $      702,479
    1,000,000         Western Digital Corp., US Term B Loan, 6.25%, 4/29/23                 999,844
                                                                                     --------------
                                                                                     $    1,702,323
                                                                                     --------------
                      Total Technology Hardware & Equipment                          $    9,632,789
---------------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 3.2%
                      Integrated Telecommunication Services -- 1.8%
    1,237,500         GCI Holdings, Inc., New Term B Loan, 4.0%, 2/2/22              $    1,246,008
    1,000,000         Level 3 Financing, Inc., Tranche B 2022 Term Loan,
                      3.5%, 5/31/22                                                       1,002,083
    1,044,434         Securus Technologies Holdings, Inc., Initial First Lien
                      Term Loan, 4.75%, 4/30/20                                             996,782
      233,824         Securus Technologies Holdings, Inc., Term Loan B2,
                      5.25%, 4/30/20                                                        223,777
    1,327,997         West Corp., Term B-10 Loan, 3.25%, 6/30/18                          1,328,516
      620,000         Windstream Services LLC (fka Windstream Corp.),
                      Tranche B-6 Term Loan, 5.75%, 3/29/21                                 623,358
                                                                                     --------------
                                                                                     $    5,420,524
---------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 1.4%
    2,539,207         Altice US Finance I Corp. (Cequel Communications, LLC),
                      Initial Term Loan, 4.25%, 12/14/22                             $    2,547,406
      720,343         Intelsat Jackson Holdings SA, Tranche B-2 Term Loan,
                      3.75%, 6/30/19                                                        665,417
    1,606,038         Syniverse Holdings, Inc., Initial Term Loan, 4.0%, 4/23/19          1,226,611
                                                                                     --------------
                                                                                     $    4,439,434
                                                                                     --------------
                      Total Telecommunication Services                               $    9,859,958
---------------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 4.9%
                      Air Freight & Logistics -- 0.6%
    1,712,873         Dematic Corp., New Incremental Term Loan, 4.25%,
                      12/28/19                                                       $    1,708,591
---------------------------------------------------------------------------------------------------
                      Airlines -- 2.6%
    2,947,500         American Airlines, Inc., 2015 New Term Loan, 3.25%,
                      6/27/20                                                             2,936,677
    2,100,000         American Airlines, Inc., Class B Term Loan, 3.5%,
                      4/28/23                                                             2,096,438
      242,500         Continental Airlines, Inc. (United Air Lines, Inc.), Class B
                      Term Loan, 3.25%, 4/1/19                                              242,924
    1,451,250         Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%,
                      10/18/18                                                            1,456,994
    1,254,938         US Airways, Inc., Tranche B-1 Term Loan, 3.5%, 5/23/19              1,257,066
                                                                                     --------------
                                                                                     $    7,990,099
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 31

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Marine -- 0.8%
    1,721,810         Commercial Barge Line Co., Initial Term Loan, 9.75%,
                      11/12/20                                                       $    1,538,150
    1,126,132         Navios Maritime Partners LP, Term Loan, 5.25%, 6/27/18                990,996
                                                                                     --------------
                                                                                     $    2,529,146
---------------------------------------------------------------------------------------------------
                      Trucking -- 0.9%
      405,901         PODS LLC, Initial First Lien Term Loan, 4.5%, 2/2/22           $      405,394
      782,000         Syncreon Global Finance, Inc., Term Loan, 5.25%,
                      10/28/20                                                              666,655
    1,625,248         YRC Worldwide, Inc., Initial Term Loan, 8.0%, 2/13/19               1,491,165
                                                                                     --------------
                                                                                     $    2,563,214
                                                                                     --------------
                      Total Transportation                                           $   14,791,050
---------------------------------------------------------------------------------------------------
                      UTILITIES -- 3.9%
                      Electric Utilities -- 2.3%
    1,475,525         APLH Holdings, Ltd. Partnership, Term Loan, 6.0%,
                      4/13/23                                                        $    1,473,680
    2,188,125         Calpine Construction Finance Co., LP, Term B-1 Loan,
                      3.0%, 5/3/20                                                        2,142,540
      975,405         ExGen Renewables LLC, Term Loan, 5.25%, 2/6/21                        980,282
       80,124         Rhode Island State Energy Center LP, Term B Advance,
                      5.75%, 12/19/22                                                        79,724
      987,500         Southeast PowerGen LLC, Term Loan B, 4.5%, 12/2/21                    949,234
    1,895,533         Terra-Gen Finance Co., LLC, Term Loan B, 5.25%,
                      12/9/21                                                             1,563,815
                                                                                     --------------
                                                                                     $    7,189,275
---------------------------------------------------------------------------------------------------
                      Independent Power Producers & Energy Traders -- 1.3%
    1,647,550         Calpine Corp., Term Loan B, 3.5%, 5/27/22                      $    1,637,897
    1,047,308         Dynegy, Inc., Tranche B-2 Term Loan, 4.0%, 4/23/20                  1,045,999
    1,207,601         NRG Energy, Inc., 2013 Term Loan, 2.75%, 7/1/18                     1,207,769
                                                                                     --------------
                                                                                     $    3,891,665
---------------------------------------------------------------------------------------------------
                      Water Utilities -- 0.3%
      847,167         WTG Holdings III Corp., First Lien Term Loan, 4.75%,
                      1/15/21                                                        $      847,167
                                                                                     --------------
                      Total Utilities                                                $   11,928,107
---------------------------------------------------------------------------------------------------
                      TOTAL SENIOR SECURED FLOATING RATE
                      LOAN INTERESTS
                      (Cost $412,393,436)                                            $  403,680,959
---------------------------------------------------------------------------------------------------
                      COLLATERALIZED LOAN OBLIGATIONS -- 2.7%
                      of Net Assets
                      BANKS -- 2.7%
                      Diversified Banks -- 0.6%
    1,000,000(a)      Primus, Ltd., Series 2007-2A, Class D, 3.028%,
                      7/15/21 (144A)                                                 $      915,968

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Diversified Banks -- (continued)
      951,289(a)      Stanfield McLaren, Ltd., Series 2007-1A, Class B2L,
                      5.167%, 2/27/21 (144A)                                         $      843,628
                                                                                     --------------
                                                                                     $    1,759,596
---------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance -- 2.1%
    1,000,000(a)      ACA, Ltd., Series 2007-1A, Class D, 2.978%,
                      6/15/22 (144A)                                                 $      949,695
    1,000,000(a)      Goldman Sachs Asset Management Plc, Series 2007-1A,
                      Class D, 3.387%, 8/1/22 (144A)                                        973,924
    1,000,000(a)      Gulf Stream -- Sextant, Ltd., Series 2007-1A, Class D,
                      3.039%, 6/17/21 (144A)                                                999,354
    1,000,000(a)      Landmark CDO, Ltd., Series 2007-9A, Class E, 4.128%,
                      4/15/21 (144A)                                                        895,070
      700,000(a)      NCF Dealer Floorplan Master Trust, Series 2016-1A,
                      Class C, 8.939%, 3/21/22 (144A)                                       690,890
    2,000,000(a)      Stone Tower, Ltd., Series 2007-6A, Class C, 1.983%,
                      4/17/21 (144A)                                                      1,890,800
                                                                                     --------------
                                                                                     $    6,399,733
                                                                                     --------------
                      Total Banks                                                    $    8,159,329
---------------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED LOAN OBLIGATIONS
                      (Cost $7,917,646)                                              $    8,159,329
---------------------------------------------------------------------------------------------------
                      CORPORATE BONDS & NOTES -- 5.4% of
                      Net Assets
                      AUTOMOBILES & COMPONENTS -- 0.3%
                      Auto Parts & Equipment -- 0.3%
    1,000,000         International Automotive Components Group SA, 9.125%,
                      6/1/18 (144A)                                                  $      935,500
                                                                                     --------------
                      Total Automobiles & Components                                 $      935,500
---------------------------------------------------------------------------------------------------
                      BANKS -- 0.4%
                      Diversified Banks -- 0.4%
    1,100,000(e)(f)   BNP Paribas SA, 7.625% (144A)                                  $    1,131,625
                                                                                     --------------
                      Total Banks                                                    $    1,131,625
---------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 0.3%
                      Trading Companies & Distributors -- 0.3%
      900,000         United Rentals North America, Inc., 4.625%, 7/15/23            $      893,250
                                                                                     --------------
                      Total Capital Goods                                            $      893,250
---------------------------------------------------------------------------------------------------
                      ENERGY -- 0.9%
                      Oil & Gas Equipment & Services -- 0.4%
      720,000(a)      FTS International, Inc., 8.134%, 6/15/20 (144A)                $      604,289
      430,000         Weatherford International, Ltd., 9.625%, 3/1/19                       423,550
                                                                                     --------------
                                                                                     $    1,027,839
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 33

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 0.5%
      500,000         Gulfport Energy Corp., 6.625%, 5/1/23                          $      491,250
      500,000         Memorial Resource Development Corp., 5.875%, 7/1/22                   498,125
      625,000         WPX Energy, Inc., 7.5%, 8/1/20                                        612,500
                                                                                     --------------
                                                                                     $    1,601,875
                                                                                     --------------
                      Total Energy                                                   $    2,629,714
---------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                      Health Care Facilities -- 0.3%
      201,000         CHS/Community Health Systems, Inc., 5.125%, 8/15/18            $      204,741
    1,000,000         CHS/Community Health Systems, Inc., 6.875%, 2/1/22                    859,390
                                                                                     --------------
                      Total Health Care Equipment & Services                         $    1,064,131
---------------------------------------------------------------------------------------------------
                      INSURANCE -- 1.3%
                      Reinsurance -- 1.3%
      500,000(a)      Alamo Re, Ltd., 6.2%, 6/7/18 (144A) (Cat Bond)                 $      512,050
      400,000(g)(h)   Berwick Segregated Account (Kane SAC, Ltd.), Variable
                      Rate Notes, 2/1/18                                                    407,920
      250,000(g)(h)   Carnousite Segregated Account (Kane SAC, Ltd.), Variable
                      Rate Notes, 11/30/20                                                  256,375
      250,000(g)(h)   Gleneagles Segregated Account (Kane SAC, Ltd.), Variable
                      Rate Notes, 11/30/20                                                  258,350
      400,000(g)(h)   Gullane Segregated Account (Kane SAC, Ltd.), Variable
                      Rate Notes, 11/30/20                                                  425,480
      250,000(a)      Kilimanjaro Re, Ltd., Series 2015-1, Class D, 9.55%,
                      12/6/19 (144A) (Cat Bond)                                             254,350
      250,000(a)      Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.05%,
                      12/6/19 (144A) (Cat Bond)                                             254,125
      250,000(g)(h)   Madison Re, Variable Rate Notes, 3/31/19                              251,600
      250,000(a)      Mythen Re, Ltd., Series 2012-2, Class A, 9.033%,
                      1/5/17 (144A) (Cat Bond)                                              251,675
      400,000(g)(h)   Pangaea Re Segregated Account (Kane SAC, Ltd.),
                      Series 2016-1, Variable Rate Notes, 2/1/20                            406,240
      350,000(i)      Resilience Re, Ltd., 4/7/17 (Cat Bond)                                318,255
      400,000(g)(h)   St. Andrews Segregated Account (Kane SAC, Ltd.),
                      Variable Rate Notes, 2/1/18                                           411,400
                                                                                     --------------
                      Total Insurance                                                $    4,007,820
---------------------------------------------------------------------------------------------------
                      MATERIALS -- 0.7%
                      Commodity Chemicals -- 0.4%
    1,230,000         Rain CII Carbon LLC / CII Carbon Corp., 8.0%,
                      12/1/18 (144A)                                                 $    1,068,562
---------------------------------------------------------------------------------------------------
                      Metal & Glass Containers -- 0.3%
    1,000,000(a)      Ardagh Packaging Finance Plc / Ardagh Holdings USA,
                      Inc., 3.876%, 5/15/21 (144A)                                   $    1,002,500
                                                                                     --------------
                      Total Materials                                                $    2,071,062
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR
                      EQUIPMENT -- 0.2%
                      Semiconductors -- 0.2%
      750,000         Micron Technology, Inc., 5.25%, 8/1/23 (144A)                  $      635,625
                                                                                     --------------
                      Total Semiconductors & Semiconductor Equipment                 $      635,625
---------------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 0.3%
                      Internet Software & Services -- 0.3%
      920,000         j2 Cloud Services, Inc., 8.0%, 8/1/20                          $      960,250
                                                                                     --------------
                      Total Software & Services                                      $      960,250
---------------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 0.7%
                      Integrated Telecommunication Services -- 0.7%
    1,000,000         CenturyLink, Inc., 6.45%, 6/15/21                              $    1,015,000
    1,000,000         Frontier Communications Corp., 10.5%, 9/15/22 (144A)                1,041,250
                                                                                     --------------
                      Total Telecommunication Services                               $    2,056,250
---------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS & NOTES
                      (Cost $16,311,411)                                             $   16,385,227
---------------------------------------------------------------------------------------------------
                      US GOVERNMENT AND AGENCY
                      OBLIGATIONS -- 0.9% of Net Assets
    1,405,000(a)      U.S. Treasury Notes, 0.622%, 1/31/18                           $    1,407,929
    1,405,000(a)      U.S. Treasury Notes, 0.54%, 4/30/18                                 1,404,957
                                                                                     --------------
                                                                                     $    2,812,886
---------------------------------------------------------------------------------------------------
                      TOTAL US GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost $2,811,294)                                              $    2,812,886
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------------
                      EXCHANGE-TRADED FUNDS -- 1.1% of Net Assets
                      DIVERSIFIED FINANCIALS -- 1.1%
                      Other Diversified Financial Services -- 1.1%
       27,000         iShares iBoxx $ High Yield Corporate Bond ETF                  $    2,257,470
       42,000         PowerShares Senior Loan Portfolio                                     968,940
                                                                                     --------------
                      Total Diversified Financials                                   $    3,226,410
---------------------------------------------------------------------------------------------------
                      TOTAL EXCHANGE-TRADED FUNDS
                      (Cost $3,179,147)                                              $    3,226,410
---------------------------------------------------------------------------------------------------
                      COMMON STOCKS -- 0.5% of Net Assets
                      CONSUMER DURABLES & APPAREL -- 0.1%
                      Homebuilding -- 0.1%
       31,348(j)      WAICCS Las Vegas 3 LLC                                         $      449,844
                                                                                     --------------
                      Total Consumer Durables & Apparel                              $      449,844
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 35

---------------------------------------------------------------------------------------------------
 Shares                                                                              Value
---------------------------------------------------------------------------------------------------
                      INDUSTRIALS -- 0.1%
                      Diversified Support Services -- 0.1%
           31(j)      IAP Worldwide Services, Inc.                                   $       42,515
                                                                                     --------------
                      Total Industrials                                              $       42,515
---------------------------------------------------------------------------------------------------
                      MEDIA -- 0.1%
                      Publishing -- 0.1%
       14,548(j)      Cengage Learning Acquisitions, Inc.                            $      312,782
EUR       497(j)      Solocal Group SA                                                        1,800
                                                                                     --------------
                      Total Media                                                    $      314,582
---------------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                      SCIENCES -- 0.0%+
                      Biotechnology -- 0.0%+
        2,454(j)      Progenics Pharmaceuticals, Inc.                                $       12,331
                                                                                     --------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences           $       12,331
---------------------------------------------------------------------------------------------------
                      RETAILING -- 0.1%
                      Computer & Electronics Retail -- 0.1%
       91,346(c)(j)   Targus Cayman SubCo., Ltd.                                     $      319,711
                                                                                     --------------
                      Total Retailing                                                $      319,711
---------------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 0.1%
                      Air Freight & Logistics -- 0.1%
          710(j)      CEVA Holdings LLC                                              $      248,427
                                                                                     --------------
                      Total Transportation                                           $      248,427
---------------------------------------------------------------------------------------------------
                      UTILITIES -- 0.0%+
                      Independent Power Producers & Energy
                      Traders -- 0.0%+
          775         NRG Energy, Inc.                                               $       12,694
                                                                                     --------------
                      Total Utilities                                                $       12,694
---------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $2,071,400)                                              $    1,400,104
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
---------------------------------------------------------------------------------------------------
                      TEMPORARY CASH INVESTMENTS -- 2.4%
                      of Net Assets
                      COMMERCIAL PAPER -- 1.0%
    1,130,000         Barclays Bank Plc, 0.35%, 6/1/16                               $    1,129,990
      905,000         BNP Paribas SA, 0.27%, 6/1/16                                         904,991
    1,130,000         Prudential Funding LLC, 0.31%, 6/1/16                               1,129,990
                                                                                     --------------
                                                                                     $    3,164,971
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

---------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
---------------------------------------------------------------------------------------------------
                      REPURCHASE AGREEMENT -- 0.3%
    1,000,000         $1,000,000 ScotiaBank, 0.3%, dated 5/31/16,
                      plus accrued interest on 6/1/16 collateralized by
                      the following:
                      $979,017 Federal National Mortgages Association (ARM),
                      2.46% -- 2.574%, 2/1/38 -- 3/1/46, $40,991
                      Federal Home Loan Mortgage Corp., 2.777% -- 3.006%,
                      4/1/44 -- 5/1/45.                                              $    1,000,000
---------------------------------------------------------------------------------------------------
                      TREASURY BILL -- 1.1%
    3,380,000(i)      U.S. Treasury Bill, 6/9/16                                     $    3,379,885
---------------------------------------------------------------------------------------------------
                      TOTAL TEMPORARY CASH INVESTMENTS
                      (Cost $7,544,868)                                              $    7,544,856
---------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN SECURITIES -- 145.3%
                      (Cost $452,229,202) (k)                                        $  443,209,771
---------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- (45.3)%                        $ (138,079,682)
---------------------------------------------------------------------------------------------------
                      NET ASSETS APPLICABLE TO
                      COMMON SHAREOWNERS -- 100.0%                                   $  305,130,089
===================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2016, the value of these securities amounted to $15,850,880, or 5.2% of total net assets applicable to common shareowners.

(Cat Bond)  Catastrophe or event-linked bond. At May 31, 2016, the value of these securities amounted to $1,590,455 or 0.5% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note 1F.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at May 31, 2016.

(a) Floating rate note. The rate shown is the coupon rate at May 31, 2016.

(b) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(d)         Security is in default.

(e) The interest rate is subject to change periodically. The interest rate shown is the rate at May 31, 2016.

(f)         Security is perpetual in nature and has no stated maturity date.

(g) Structured reinsurance investment. At May 31, 2016, the value of these securities amounted to $2,417,365, or 0.8% of total net assets applicable to common shareowners.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 37

(h)         Rate to be determined.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)         Non-income producing.

(k) At May 31, 2016, the net unrealized depreciation on investments based on cost for federal tax purposes of $452,240,193 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                            $    3,807,528

              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                               (12,837,950)
                                                                                     --------------
              Net unrealized depreciation                                            $   (9,030,422)
                                                                                     ==============

For financial reporting purposes net unrealized depreciation on investments was $9,019,431 and cost of investments aggregated $452,229,202.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2016 were as follows:

---------------------------------------------------------------------------------------------------
                                                                       Purchases        Sales
---------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                              $ 2,811,294      $ 2,810,218
Other Long-Term Securities                                             $79,823,503      $80,973,185

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR         Euro

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------
                                                                            Premiums   Net
Notional                    Obligation                 Credit    Expiration Paid/      Unrealized
Principal ($)(1) Exchange   Entity/Index        Coupon Rating(2) Date       (Received) Appreciation
---------------------------------------------------------------------------------------------------
   1,078,000     Chicago    Markit CDX North    5.00%  B+        6/20/20    $  64,893  $   4,869
                 Mercantile America High Yield
                 Exchange   Index Series 24
   1,103,850     Chicago    Markit CDX North    5.00%  B+        12/20/20     (10,498)    61,551
                 Mercantile America High Yield
                 Exchange   Index Series 25
---------------------------------------------------------------------------------------------------
                                                                            $  54,395  $  66,420
===================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

The following is a summary of the inputs used as of May 31, 2016, in valuing the Trust's investments.

----------------------------------------------------------------------------------------------
                                     Level 1        Level 2       Level 3        Total
----------------------------------------------------------------------------------------------
Senior Secured Floating
   Rate Loan Interests
   Health Care Equipment &
      Services
      Health Care Technology         $          --  $  3,469,323  $     731,754  $  4,201,077
   Retailing
      Computer & Electronics Retail             --            --        365,385       365,385
All Other Senior Secured Floating
   Rate Loan Interests                          --   399,114,497             --   399,114,497
Collateralized Loan
   Obligations                                  --     8,159,329             --     8,159,329
Corporate Bonds & Notes
   Insurance
      Reinsurance                               --     1,272,200      2,735,620     4,007,820
All Other Corporate Bonds
   & Notes                                      --    12,377,407             --    12,377,407
U.S. Government and
   Agency Obligations                           --     2,812,886             --     2,812,886
Exchange-Traded Funds                    3,226,410            --             --     3,226,410
Common Stocks
   Consumer Durables &
      Apparel
      Homebuilding                              --       449,844             --       449,844
   Industrials
      Diversified Support Services              --        42,515             --        42,515
   Media
      Publishing                             1,800       312,782             --       314,582
   Retailing
      Computer & Electronics
          Retail                                --            --        319,711       319,711
   Transportation
      Air Freight & Logistics                   --       248,427             --       248,427
All Other Common Stocks                     25,025            --             --        25,025
Commercial Paper                                --     3,164,971             --     3,164,971
Repurchase Agreement                            --     1,000,000             --     1,000,000
Treasury Bill                                   --     3,379,885             --     3,379,885
----------------------------------------------------------------------------------------------
Total Investments in
   Securities                        $   3,253,235  $435,804,066  $   4,152,470  $443,209,771
==============================================================================================
Other Financial Instruments
Unrealized appreciation on
   credit default
   swap contracts                    $          --  $     66,420  $          --  $     66,420
----------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                       $          --  $     66,420  $          --  $     66,420
==============================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 39

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of May 31, 2016:

----------------------------------------------------------------------------------------------
                                     Level 1     Level 2           Level 3     Total
----------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value         $       --  $       56,155    $      --   $       56,155
Restricted cash                              --         168,130           --          168,130
Liabilities:
Credit agreement                             --    (143,450,000)          --     (143,450,000)
Variation margin for
   centrally cleared
   swap contracts                            --            (284)          --             (284)
----------------------------------------------------------------------------------------------
   Total                             $       --  $ (143,225,999)   $      --   $ (143,225,999)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------------------------------
                                         Change in
                   Balance     Realized  unrealized                                  Accrued     Transfers  Transfers  Balance
                   as of       gain      appreciation                                discounts/  in to      out of     as of
                   11/30/15    (loss)(1) (depreciation)(2) Purchases   Sales         premiums    Level 3*   Level 3*   5/31/16
----------------------------------------------------------------------------------------------------------------------------------
Senior Secured
   Floating Rate
   Loan Interests
Health Care
   Equipment &
   Services
   Health Care
      Technology   $        -- $     --  $ (263,114)       $  976,680  $         --  $  18,188   $      --  $      --  $  731,754
Retailing
   Computer &
      Electronics
      Retail                --       --          --           365,385            --         --          --         --     365,385
Corporate Bonds
   & Notes
Insurance
   Reinsurance       1,197,861       --     (42,108)        2,665,239    (1,090,200)     4,828          --         --   2,735,620
Common Stocks
Retailing
   Computer &
      Electronics
      Retail                --       --          --           319,711            --         --          --         --     319,711
----------------------------------------------------------------------------------------------------------------------------------
Total              $ 1,197,861 $     --  $ (305,222)       $4,327,015  $ (1,090,200) $  23,016   $      --  $      --  $4,152,470
==================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended May 31, 2016, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at May 31, 2016: $(197,561).

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 41

Statement of Assets and Liabilities | 5/31/16 (unaudited)

ASSETS:
  Investments in securities, at value (cost $452,229,202)            $ 443,209,771
  Cash                                                                  11,475,355
  Foreign currencies, at value (cost $68,456)                               56,155
  Restricted cash*                                                         168,130
  Credit default swaps, premiums paid                                       54,395
  Receivables --
     Investment securities sold                                          7,361,007
     Interest                                                            2,694,588
     Dividends                                                              33,525
  Prepaid expenses                                                           1,366
-----------------------------------------------------------------------------------
        Total assets                                                 $ 465,054,292
-----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Credit agreement                                                $ 143,450,000
     Investment securities purchased                                    15,886,321
     Trustees' fees                                                          2,795
     Administration fee                                                    119,363
     Interest expense                                                       27,733
  Variation margin for centrally cleared swap contracts                        284
  Due to affiliates                                                        264,921
  Accrued expenses                                                         172,786
-----------------------------------------------------------------------------------
        Total liabilities                                            $ 159,924,203
-----------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHAREOWNERS:
  Paid-in capital                                                    $ 465,543,677
  Distributions in excess of net investment income                      (2,484,410)
  Accumulated net realized loss on investments, swap contracts, and
     foreign currency transactions                                    (148,957,441)
  Net unrealized depreciation on investments                            (9,019,431)
  Net unrealized appreciation on swap contracts                             66,420
  Net unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                     (18,726)
-----------------------------------------------------------------------------------
        Net assets applicable to shareowners                         $ 305,130,089
-----------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $305,130,089/ 24,738,174 shares                        $       12.33
===================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

Statement of Operations (unaudited)

For the Six Months Ended 5/31/16

INVESTMENT INCOME:
  Interest                                                  $  7,557,278
  Dividends                                                       42,569
  Credit agreement and other income                              282,386
----------------------------------------------------------------------------------------
     Total investment income                                               $  7,882,233
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $  1,552,516
  Administrative expense                                         123,469
  Transfer agent fees                                              7,223
  Shareholder communications expense                              10,017
  Custodian fees                                                  38,006
  Professional fees                                               74,011
  Printing expense                                                 7,211
  Trustees' fees                                                   8,618
  Pricing fees                                                    23,247
  Interest expense                                               924,725
  Miscellaneous                                                   74,548
----------------------------------------------------------------------------------------
     Total expenses                                                        $  2,843,591
----------------------------------------------------------------------------------------
         Net investment income                                             $  5,038,642
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, UNFUNDED LOAN COMMITMENTS, AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                            $ (3,833,898)
     Swap contracts                                               17,122
     Other assets and liabilities denominated in foreign
     currencies                                                      (31)  $ (3,816,807)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $  8,389,174
     Swap contracts                                               72,273
     Unfunded loan commitments                                    (8,871)
     Other assets and liabilities denominated
         in foreign currencies                                     4,918   $  8,457,494
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     swap contracts, unfunded loan commitments, and
     foreign currency transactions                                         $  4,640,687
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                     $  9,679,329
========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 43

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended          Year
                                                            5/31/16        Ended
                                                            (unaudited)    11/30/15
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $  5,038,642   $  18,826,722
Net realized gain (loss) on investments, swap contracts,
   and foreign currency transactions                          (3,816,807)     (8,429,026)
Change in net unrealized appreciation (depreciation) on
   investments, swap contracts, unfunded loan commitments,
   and foreign currency transactions                           8,457,494      (6,084,107)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations  $  9,679,329   $   4,313,589
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income and previously undistributed net
   investment income ($0.36 and $0.70 per share,
   respectively)                                            $ (8,905,743)  $ (17,193,031)
-----------------------------------------------------------------------------------------
      Total distributions to shareowners                    $ (8,905,743)  $ (17,193,031)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $    773,586   $ (12,879,442)
NET ASSETS APPLICABLE TO SHAREOWNERS:
Beginning of period                                          304,356,503     317,235,945
-----------------------------------------------------------------------------------------
End of period                                               $305,130,089   $ 304,356,503
-----------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment
   income                                                   $ (2,484,410)  $   1,382,691
=========================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

Statement of Cash Flows (unaudited)

For the Six Months Ended 5/31/16

Cash Flows From Operating Activities:
   Net increase in net assets resulting from operations                           $   9,679,329
------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                             $ (78,434,538)
   Proceeds from disposition and maturity of investment securities                   87,930,627
   Net purchases of temporary cash investments                                          545,132
   Net accretion and amortization of discount/premium on investment securities         (645,413)
   Change in unrealized appreciation on investments                                  (8,389,174)
   Change in unrealized depreciation on unfunded loan commitments                         8,871
   Change in unrealized appreciation on foreign currency                                 (2,722)
   Change in unrealized appreciation on swap contracts                                   (5,853)
   Net realized loss on investments                                                   3,833,898
   Net premiums received on swap contracts                                               11,159
   Increase in restricted cash                                                         (168,130)
   Decrease in swap collateral                                                           75,000
   Increase in interest receivable                                                     (133,511)
   Increase in prepaid expenses                                                          (1,366)
   Increased in due to affiliates                                                         1,284
   Increase in trustees' fee payable                                                        101
   Increase in administration fees payable                                               17,134
   Decrease in cash due to broker                                                       (58,228)
   Decrease in accrued expenses payable                                                 (44,133)
   Increase in interest expense payable                                                   2,394
   Decrease in variation margin for centrally cleared swap contracts                      1,740
------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                   $  14,223,601
------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Payments on borrowings                                                         $  (7,000,000)
   Distributions to shareowners                                                      (8,905,743)
------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities                $ (15,905,743)
------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $       2,722
------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the period                                                        $  13,210,930
------------------------------------------------------------------------------------------------
   End of the period                                                              $  11,531,510
------------------------------------------------------------------------------------------------
Cash Flow Information:
   Cash paid for interest                                                         $     922,331
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 45

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended           Year         Year          Year          Year        Year
                                                    5/31/16         Ended        Ended         Ended         Ended       Ended
                                                    (unaudited)     11/30/15     11/30/14      11/30/13      11/30/12    11/30/11
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                $    12.30      $    12.82   $  13.06      $    13.06    $   12.45   $   12.52
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                            $     0.20      $     0.76   $   0.75      $     1.01    $    1.19   $    1.28
   Net realized and unrealized gain (loss) on
      investments, swap contracts, unfunded loan
      commitments, and foreign currency
      transactions                                        0.19           (0.58)     (0.19)           0.01         0.55       (0.30)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                            $       --      $       --   $  (0.00)(b)  $    (0.12)   $   (0.12)  $   (0.11)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations             $     0.39      $     0.18   $   0.56      $     0.90    $    1.62   $    0.87
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously
      undistributed net investment income           $    (0.36)*    $    (0.70)  $  (0.80)*    $    (0.90)   $   (1.01)  $   (0.94)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value          $     0.03      $    (0.52)  $  (0.24)     $       --    $    0.61   $   (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (c)                  $    12.33      $    12.30   $  12.82      $    13.06    $   13.06   $   12.45
-----------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (c)                     $    11.17      $    10.83   $  11.36      $    12.41    $   13.41   $   12.55
===================================================================================================================================
Total return at market value (d)                          6.59%(e)        1.31%     (2.32)%         (0.84)%      15.66%       2.60%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (f)(g)            1.91%(h)        1.81%      1.80%           1.47%        1.58%       1.67%
   Net investment income before preferred share
      distributions                                       3.38%(h)        6.00%      5.73%           7.70%        9.24%       9.96%
   Preferred share distributions                            --%             --%      0.01%           0.94%        0.90%       0.85%
   Net investment income available to common
      shareowners                                         3.38%(h)        6.00%      5.72%           6.76%        8.34%       9.11%
Portfolio turnover                                          19%             38%        61%             63%          63%         42%
Net assets of common shareowners, end of
   period (in thousands)                            $  305,130      $  304,357   $317,236      $  323,127    $ 322,714   $ 306,822

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Six Months
                                                    Ended           Year         Year          Year          Year        Year
                                                    5/31/16         Ended        Ended         Ended         Ended       Ended
                                                    (unaudited)     11/30/15     11/30/14      11/30/13      11/30/12    11/30/11
-----------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)         $       --      $       --   $     --(i)   $  182,450    $ 182,450   $ 182,450
Asset coverage per preferred share, end of period   $       --      $       --   $     --(i)   $   69,280    $  69,222   $  67,047
Average market value per preferred share (j)        $       --      $       --   $     --(i)   $   25,000    $  25,000   $  25,000
Liquidation value, including dividends payable,
   per preferred share                              $       --      $       --   $     --(i)   $   25,003    $  25,003   $  25,005
Total amount of debt outstanding (in thousands)     $  143,450      $  150,450   $155,450      $       --    $      --   $      --
Asset coverage per indebtedness (in thousands)      $    3,127      $    3,023   $  3,041      $       --    $      --   $      --
===================================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)  Amount rounds to less than $(0.005) per share.

(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e)  Not annualized.

(f) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(g)  Includes interest expense of 0.62%, 0.51%, 0.49%, 0.0%, 0.0%, and 0.0%, respectively.

(h)  Annualized.

(i)  Preferred shares were redeemed during the period.

(j)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 47

Notes to Financial Statements | 5/31/16 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the Trust) was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its investment objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing

48 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

     Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 49

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At May 31, 2016, four securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 0.5% of net assets. The value of these fair valued securities are $1,416,850.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend date in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

50 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2015, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 51 an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable to shareholders will be determined at the end of the current taxable year.

     The tax character of distributions paid to shareowners during the year ended November 30, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $17,193,031
     ---------------------------------------------------------------------------
       Total                                                        $17,193,031
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   1,373,744
     Capital loss carryforward                                     (143,540,509)
     Late year loss deferrals                                        (1,586,040)
     Other book/tax temporary differences                                (5,138)
     Unrealized depreciation                                        (17,429,231)
     ---------------------------------------------------------------------------
       Total                                                      $(161,187,174)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F.   Insurance Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such

52 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 53 or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is

54 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 55 than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and

56 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

     Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap - contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at May 31, 2016 are listed in the Schedule of Investments.

     The average market value of swap contracts open during the six months ended May 31, 2016 was $56,653.

     The amount of cash deposited with the broker as collateral at May 31, 2016, and is included in "Restricted cash" in the Statement of Assets and Liabilities, was $101,426.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 57 limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the six months ended May 31, 2016, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.04% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At May 31, 2016, $384,284 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

3. Transfer Agents

American Stock Transfer & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

58 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at May 31, 2016 was as follows:

--------------------------------------------------------------------------------
Statement of Assets and Liabilities

                      Interest    Credit    Foreign         Equity   Commodity
                      Rate Risk   Risk      Exchange Risk   Risk     Risk
--------------------------------------------------------------------------------
Assets:
 Unrealized
  appreciation on
  swap contracts*     $  --       $66,420   $  --           $  --      $  --
--------------------------------------------------------------------------------
  Total Value         $  --       $66,420   $  --           $  --      $  --
================================================================================

* Included in the amount shown on the Statement of Assets and Liabilities as restricted cash.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at May 31, 2016 was as follows:

--------------------------------------------------------------------------------
Statement of Operations

                      Interest    Credit    Foreign         Equity   Commodity
                      Rate Risk   Risk      Exchange Risk   Risk     Risk
--------------------------------------------------------------------------------
Net realized
 gain (loss):
 Swap contracts       $  --       $17,122   $  --           $  --      $  --
--------------------------------------------------------------------------------
  Total Value         $  --       $17,122   $  --           $  --      $  --
================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts       $  --       $72,273   $  --           $  --      $  --
--------------------------------------------------------------------------------
  Total Value         $  --       $72,273   $  --           $  --      $  --
================================================================================

5. Unfunded and Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of May 31, 2016, the Trust had no unfunded and bridge loan commitments.

6. Trust Shares

Transactions in shares of beneficial interest for the six months ended May 31, 2016 and the year ended November 30, 2015 were as follows:

--------------------------------------------------------------------------------
                                                       5/31/16         11/30/15
--------------------------------------------------------------------------------
Shares outstanding at beginning of period           24,738,174       24,738,174
--------------------------------------------------------------------------------
Shares outstanding at end of period                 24,738,174       24,738,174
================================================================================

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 59

7. Loan Agreement

Effective November 26, 2013, the Trust entered into a Credit Facility (the Credit Agreement) with the Bank of Nova Scotia in the amount of $160,000,000. The Credit Agreement was established in conjunction with the redemption of all the Trust's auction market preferred shares. Effective November 25, 2015, the Trust extended the maturity of the Credit Agreement for a 364 day period.

At May 31, 2016, the Trust had a borrowing outstanding under the Credit Agreement totaling $143,450,000. The interest rate charged at May 31, 2016 was 1.25%. During the six months ended May 31, 2016, the average daily balance was $145,113,043 at an average interest rate of 1.26%. With respect to the Credit Agreement, interest expense of $924,725 is included in the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

8. Subsequent Events

A monthly dividend was declared on June 2, 2016 from undistributed and accumulated net investment income of $0.0600 per share payable June 30, 2016, to shareowners of record on June 15, 2016.

ADDITIONAL INFORMATION

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

60 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

PIM, the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's current investment advisory agreement with PIM to terminate. Accordingly, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 61

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and Chief
David R. Bock                               Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial Officer
Lisa M. Jones                             Christopher J. Kelley, Secretary and
Lorraine H. Monchak                         Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

62 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

                           This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 63

                           This page for your notes.

64 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

                           This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 65

                           This page for your notes.

66 Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

                           This page for your notes.

                    Pioneer Floating Rate Trust | Semiannual Report | 5/31/16 67

                           This page for your notes.

68     Pioneer Floating Rate Trust | Semiannual Report | 5/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19389-10-0716

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to semi-annual report.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to semi-annual report.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 29, 2016


By (Signature and Title)* /s/ Mark E. Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 29, 2016

* Print the name and title of each signing officer under his or her signature.